UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22061

Name of Fund: BlackRock Funds II

Emerging Market Debt Portfolio

International Bond Portfolio

Strategic Income Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Funds II, 55 East 52nd Street, New York, NY 10055.

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2009

Date of reporting period: 12/31/2009

Item 1	–	Report to Stockholders

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BLACKROCK FUNDS II ANNUAL REPORT | DECEMBER 31, 2009

BlackRock Emerging Market Debt Portfolio

BlackRock International Bond Portfolio

BlackRock Strategic Income Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	BLACKROCK FUNDS II	DECEMBER 31, 2009

Dear Shareholder

In 2009, investors worldwide witnessed a seismic shift in market sentiment as the fear and pessimism that characterized 2008 were replaced by guarded optimism. The single most important reason for this change was the swing from a deep global recession to the beginnings of a global recovery.

At the outset of the year, markets were still reeling from 2008’s nearly unprecedented global financial and economic meltdown. The looming threat of further collapse in global markets prompted stimulus packages and central bank interventions on an extraordinary scale worldwide. Ultimately, these actions helped stabilize the financial system, and the economic contraction began to abate.

Stocks fell sharply to start 2009 as investor confidence remained low on fears of an economic depression. After touching their lows in March, stocks galloped higher as massive, coordinated global monetary and fiscal stimulus began to reflate world economies. Sidelined cash poured into the markets, triggering a dramatic and steep upward rerating of stocks and other risk assets. The financial sector and low-quality securities that had been battered most in the downturn enjoyed the sharpest recovery. The experience in international markets was similar to that seen in the United States. European stocks slightly edged out other developed markets for the year, but emerging markets were the clear winners in 2009. To some extent, this outperformance reflected the stronger recoveries in emerging economies and corporate earnings, but emerging market stocks also saw significant expansion in valuations.

The improvement in the economic backdrop was reflected in fixed income markets as well, where non-Treasury assets made a robust recovery. One of the major themes for 2009 was the reversal of the flight-to-quality trade seen in 2008. As investors grew more comfortable with risk, high yield finished the year as the strongest-performing fixed income sector in both the taxable and tax-exempt space. Overall, the municipal market made a strong showing, outpacing most taxable sectors. Despite fundamental challenges, the technical picture remained supportive of the asset class. Municipal fund inflows had a record-setting year; investor expectations of higher taxes boosted demand; and the Build America Bonds program was deemed a success, adding $65 billion of taxable supply to the municipal marketplace in 2009. Notably, the program has alleviated tax-exempt supply pressure and attracted the attention of a global audience.

All told, the rebound in sentiment and global market conditions propelled virtually every major benchmark index into positive territory for both the 6- and 12-month periods, with the notable exception of Treasury bonds, which were negatively affected by rising long-term rates.

Total Returns as of December 31, 2009	6-month	12-month
US equities (S&P 500 Index)	22.59%	26.46%
Small cap US equities (Russell 2000 Index)	23.90	27.17
International equities (MSCI Europe, Australasia, Far East Index)	22.07	31.78
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(1.06)	(9.71)
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	3.95	5.93
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	6.10	12.91
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	21.27	58.76

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment improved dramatically in the past year, but uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit the most recent issue of our award-winning Shareholder® magazine at www.blackrock.com/shareholdermagazine. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the new year and beyond.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Announcement to Shareholders

On December 1, 2009, BlackRock, Inc. and Barclays Global Investors, N.A. combined to form one of the world’s preeminent investment management firms. The new company, operating under the BlackRock name, manages $3.346 trillion in assets* and offers clients a full complement of worldwide active management, enhanced and index investment strategies and products, including individual and institutional separate accounts, mutual funds and other pooled investment vehicles, and the industry-leading iShares platform of exchange traded funds.

*	Data is as of December 31, 2009.

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary as of December 31, 2009	BlackRock Emerging Market Debt Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio posted strong results, but underperformed the benchmark JP Morgan EMBI Global Diversified Index for the 12-month period.

What factors influenced performance?

•

Emerging market debt saw an extreme rally in 2009 as global risk premiums fell and emerging markets spearheaded the global economic recovery. Performance in the diversified benchmark was led by smaller, weaker sovereigns with high risk and limited liquidity; despite the Portfolio’s strong absolute returns, our defensive positioning and underweights to credits such as Ghana, Gabon, Iraq and Jamaica detracted from performance. A short position in US rates, designed to protect the Portfolio in the event of a rise in short-term US interest rates, also detracted from results.

•

Meanwhile, overweights to sovereign debt in Argentina and Venezuela were the largest contributors to performance. Argentina benefited from investors’ quest for yield no longer available on higher-quality credits, and despite weaker performance during the fourth quarter, Venezuela benefited from a recovery in commodity prices. Tactical exposure to South Korea also aided performance. Finally, while the broad US dollar weakness has helped emerging market currencies appreciate, solid fundamentals remain the key driver of currency strength. Long positions in the Brazilian real and South African rand were key contributors to performance.

•	The Portfolio’s cash position (approximately 5% at period-end) serves primarily to back our currency forward contracts and, therefore, did not have a material impact on performance.

Describe recent Portfolio activity.

•

During the annual period, we closed our underweight positions in Brazil and Mexico, and added duration in longer-dated bonds in Argentina, Venezuela and Colombia as we saw more value in the long end of the curve. We tactically traded Russia, ending the period overweight. We selectively took advantage of the new-issue market, with the largest purchases including Petrobras and Croatia, which had an attractive valuation versus peers and we felt the risk premium was too high for a US dollar index eligible bond. We later took profits on these positions. In currencies, we opened long positions in the Brazilian real, Mexican peso and Russian ruble.

Describe Portfolio positioning at period end.

•

We continue to manage the risk of the Portfolio and remain overweight in Argentina and Venezuela, as we see the most upside potential in higher-beta sovereign names. Specifically, we favored longer-dated bonds to manage the market value exposure. We remain defensive on smaller, weaker credits in the benchmark due to their high-risk and limited liquidity.

•	We ended the period with long positions in the Brazilian real, Mexican peso and Russian ruble, and continue to tactically manage the Portfolio’s currency positioning.

•

We expect emerging market assets to continue to perform well into 2010 and external debt should remain well supported, but country and credit differentiation is likely to increase. Credit selection and active management will be paramount in creating investor value going forward.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Foreign Government Obligations	84%
Corporate Bonds	16

Geographic Allocation	Percent of Long-Term Investments
Russia	12%
Venezuela	11
Colombia	10
Mexico	9
Turkey	7
Indonesia	6
Argentina	6
Brazil	6
Philippines	6
South Africa	4
Peru	4
Kazakhstan	4
Panama	3
Poland	3
Malaysia	2
Uruguay	2
Other[1]	5

1	Other includes 1% holdings in each of the following countries: Chile, Croatia, El Salvador, Lithuania and Pakistan.

4	BLACKROCK FUNDS II	DECEMBER 31, 2009

BlackRock Emerging Market Debt Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio invests primarily in a global portfolio of fixed income securities and derivatives of any maturity of issuers located in emerging markets that may be denominated in any currency (on a hedged or un-hedged basis).

3	This index is a uniquely-weighted version of the JP Morgan EMBI Global Index, which tracks total returns for U.S.-dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities across 38 countries. The JP Morgan EMBI Global Diversified Index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.

4	Commencement of operations.

Performance Summary for the Period Ended December 31, 2009

			Average Annual Total Returns[5]
			1 Year		Since Inception[6]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	5.86%	10.98%	24.13%	N/A	4.97%	N/A
Institutional	5.80	10.96	24.06	N/A	4.87	N/A
Investor A	5.23	10.70	23.75	18.79%	4.56	2.34%
Investor C	4.73	10.28	22.84	21.84	3.78	3.78
JP Morgan EMBI Global Diversified Index	—	12.20	29.82	N/A	6.68	N/A

5	Assuming maximum sales charges, if any. Average annual total returns with and, without sales charges, reflect reductions for distributions and service fees. See “About Portfolio Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

6	The Portfolio commenced operations on February 1, 2008.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Period[7]	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Period[7]
BlackRock	$1,000.00	$1,109.80	$4.47	$1,000.00	$1,020.97	$4.28
Institutional	$1,000.00	$1,109.60	$4.73	$1,000.00	$1,020.72	$4.53
Investor A	$1,000.00	$1,107.00	$6.21	$1,000.00	$1,019.31	$5.96
Investor C	$1,000.00	$1,102.80	$10.02	$1,000.00	$1,015.68	$9.60

7	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.84% for BlackRock, 0.89% for Institutional, 1.17% for Investor A and 1.89% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period shown).

8	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS II	DECEMBER 31, 2009	5

Portfolio Summary as of December 31, 2009	BlackRock International Bond Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio outperformed the benchmark Citigroup Non-U.S. World Government Bond Index for the 12-month period.

What factors influenced performance?

•

The Portfolio’s overweight in US securitized assets, namely asset-backed securities (ABS), commercial mortgage-backed securities (CMBS) and non-agency mortgage-backed securities (MBS), aided performance as these sectors found support through a combination of a return to risk-taking in the market and supportive government programs, such as the Term Asset-Backed Securities Loan Facility (TALF) and Private-Public Investment Program (PPIP). An overweight in US investment-grade credit also helped as spreads tightened throughout the year. In addition, our overweight exposure to Japanese inflation-linked bonds was additive as the market normalized.

•

Our outright duration overweight to German, Australian and Canadian government bonds aided performance, as did our short duration positioning in the US. However, the Portfolio’s overweight in German government bonds versus peripheral markets of the Eurozone detracted from performance as peripheral market spreads rallied along with other spread assets.

•

On the currency front, after rising earlier in the year, the US dollar weakened against all major currencies up until December, as investors returned to riskier assets. We had several tactical currency risk-aversion trades, but overall, our active currency positions had a minimal effect on Portfolio returns.

Describe recent Portfolio activity.

•

During the annual period, we tactically traded duration, maintaining a neutral to long bias overall. We moved duration from countries with weaker fiscal outlooks, such as the United States and the United Kingdom, to countries with more positive fundamentals, such as Germany and Canada. We also added Danish government bonds against German government bonds, and reduced our exposure to Japanese government bonds. We used the sell-off in Greek government debt to close our duration underweight to this market at attractive levels relative to other peripheral countries of the Eurozone.

•

We took advantage of improved liquidity and price levels to reduce our US spread asset allocation to less than 10% of the Portfolio’s net assets; most notably, we reduced our CMBS, non-agency MBS and ABS positions. We redeployed some of this cash into spread assets outside of the United States, such as very short-dated, European consumer asset-backed securities and European government-guaranteed paper. We reduced our investment-grade credit allocation, which is in line with our strategy to reduce the risk of the Portfolio.

Describe Portfolio positioning at period end.

•

At period-end, we continue to maintain a neutral to long duration bias relative to the benchmark, focusing our overweight duration positions in countries that have been more fiscally responsible such as Germany, Australia and Canada. We continue to see the best opportunities in relative value country and yield curve trades as economic fundamentals and policy action differ by country. We maintain a small overweight to risk, and think there will be good opportunities for security selection within the investment-grade credit markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Foreign Government Obligations	63%
Corporate Bonds	23
Non-Agency Mortgage-Backed Securities	5
Foreign Agency Obligations	4
Asset-Backed Securities	4
Taxable Municipal Bonds	1

Geographic Allocation	Percent of Long-Term Investments
Japan	20%
United States	12
Denmark	9
France	7
Australia	7
Canada	7
Finland	5
Italy	4
Germany	4
Greece	4
United Kingdom	3
Spain	3
South Korea	3
Luxembourg	3
Other[1]	9

1	Other includes a 1% holding in each of the following countries; Cayman Islands, Ireland, Netherlands. New Zealand, Norway, Portugal, Qatar, Sweden and Switzerland.

6	BLACKROCK FUNDS II	DECEMBER 31, 2009

BlackRock International Bond Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Service Shares do not have a sales charge.

2	The Portfolio invests primarily in non-dollar denominated bonds of issuers outside the United States in the five to fifteen year maturity range.

3	This unmanaged index tracks the performance of 21 government bond markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Performance Summary for the Period Ended December 31, 2009

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	2.35%	6.21%	6.13%	N/A	2.87%	N/A	6.80%	N/A
Institutional	2.24	6.16	6.06	N/A	2.79	N/A	6.68	N/A
Service	2.01	5.91	5.64	N/A	2.46	N/A	6.37	N/A
Investor A	1.89	5.99	5.70	1.44%	2.43	1.59%	6.27	5.84%
Investor B	1.29	5.55	4.78	0.44	1.59	1.27	5.72	5.72
Investor C	1.17	5.48	4.80	3.84	1.60	1.60	5.47	5.47
Citigroup Non-U.S. World Government Bond Index	—	5.03	4.39	N/A	4.46	N/A	6.60	N/A

4	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distributions and service fees. See “About Portfolio Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Period[5]	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Period[5]
BlackRock	$1,000.00	$1,062.10	$4.11	$1,000.00	$1,021.22	$4.02
Institutional	$1,000.00	$1,061.60	$4.68	$1,000.00	$1,020.67	$4.58
Service	$1,000.00	$1,059.10	$5.92	$1,000.00	$1,019.46	$5.80
Investor A	$1,000.00	$1,059.90	$6.18	$1,000.00	$1,019.21	$6.06
Investor B	$1,000.00	$1,055.50	$10.57	$1,000.00	$1,014.92	$10.36
Investor C	$1,000.00	$1,054.80	$10.15	$1,000.00	$1,015.32	$9.96

5	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.79% for BlackRock, 0.90% for Institutional, 1.14% for Service, 1.19% for Investor A, 2.04% for Investor B and 1.96% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period shown).

6	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS II	DECEMBER 31, 2009	7

Portfolio Summary as of December 31, 2009	BlackRock Strategic Income Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio outperformed the benchmark Barclays Capital U.S. Aggregate Bond Index for the 12-month period.

•

The Portfolio is structured as a fund of funds, investing in other BlackRock mutual funds based on the market views of BlackRock’s Fixed Income Portfolio Management Group and the funds’ portfolio managers. As a result, the Portfolio will exhibit high tracking error versus its benchmark, since it will invest in a wide variety of BlackRock funds, many of which do not use the Barclays Capital U.S. Aggregate Bond Index as a benchmark.

What factors influenced performance?

•

For much of 2009, the Portfolio was invested roughly 60% in the BlackRock Low Duration Bond Portfolio, 35% in the BlackRock High Yield Bond Portfolio, and 5% in the BlackRock International Bond Portfolio.

•

Credit markets experienced a vigorous rally during the 12 months, with high yield, corporate bonds and international government bonds posting gains of 58.0%, 20.0% and 4.4%, respectively. The greatest contributor to relative performance was the Portfolio’s allocation to the BlackRock High Yield Bond Portfolio, which was up 52.2% for the reporting period. The Portfolio’s allocation to BlackRock Low Duration Bond Portfolio also contributed with a return of 13.5%. The Portfolio’s allocation to BlackRock International Bond Portfolio, which returned 6.2%, did not have a significant impact on relative performance.

Describe recent Portfolio activity.

•

The Portfolio’s allocation and the views of the investment strategy group remained largely unchanged throughout the annual period. In all, our view was that credit markets ended 2008 extremely undervalued given forced market deleveraging in the wake of the Lehman bankruptcy filing. The BlackRock High Yield Bond Portfolio and the BlackRock Low Duration Bond Portfolio were good ways to capitalize on that theme – the broad high yield market having sold off almost 30%, and the low duration market offering a good risk/reward tradeoff (cheap assets and less volatility due to its relatively short maturities).

Describe Portfolio positioning at period end.

•

Given our evolving view of the market, the Portfolio was reallocated on December 22, 2009. The Portfolio’s new allocation consists of 50% in the BlackRock Total Return Fund; 35% in the BlackRock High Yield Bond Portfolio; 10% in the BlackRock International Bond Portfolio; and 5% in the BlackRock Emerging Market Debt Portfolio. We believe 2010 will be a slow-growth environment in which the Federal Reserve will remain accommodative; rates will remain relatively low; more credit-sensitive, higher-yielding assets will continue to perform well; and the US dollar may remain under pressure. We believe the Portfolio’s new allocation is appropriate for this backdrop.

•

At period-end, as a sum of positions in the underlying funds, the Portfolio held approximately 23% in government securities (including non-US government bonds), 16% in mortgage-backed securities, 4% in commercial mortgage-backed securities, 13% in investment-grade corporate bonds, 2% in asset-backed securities, 37% in high yield and 5% in emerging market debt.

•

In terms of credit quality, 42% of the Portfolio’s holdings were rated AAA or government; 19% were rated AA through BBB; and 39% were high yield or unrated. The Portfolio’s overall average credit quality was A.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies
Fixed Income Funds	100%

Portfolio Holdings	Percent of Affiliated Investment Companies
BlackRock Total Return Fund	50%
BlackRock High Yield Bond Portfolio	35
BlackRock International Bond Portfolio	10
BlackRock Emerging Market Debt Portfolio	5

8	BLACKROCK FUNDS II	DECEMBER 31, 2009

BlackRock Strategic Income Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional shares do not have a sales charge.

2	Under normal market conditions, the Portfolio will invest at least 65% of its assets in other BlackRock fixed-income mutual funds that invest in sectors of the market, including, but not limited to, high yield securities, international securities, emerging markets debt and mortgages.

3	This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

4	Commencement of operations.

Performance Summary for the Period Ended December 31, 2009

	Standardized 30-Day Yields	6-Month Total Returns	Average Annual Total Returns[5]
			1 Year		Since Inception[6]
			w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	5.65%	12.53%	25.23%	N/A	3.29%	N/A
Investor A	5.19	12.39	24.76	19.79%	3.05	0.84%
Investor C	4.65	11.97	23.99	22.99	2.30	2.30
Barclays Capital U.S. Aggregate Bond Index	—	3.95	5.93	N/A	4.78	N/A

5	Assuming maximum sales charges, if any. Average annual total returns with and, without sales charges, reflect reductions for distributions and service fees. See “About Portfolio Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

6	The Portfolio commenced operations on February 5, 2008.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Period[7]	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Period[7]
Institutional	$1,000.00	$1,125.30	$0.80	$1,000.00	$1,024.45	$0.77
Investor A	$1,000.00	$1,123.90	$2.14	$1,000.00	$1,023.19	$2.04
Investor C	$1,000.00	$1,119.70	$6.14	$1,000.00	$1,019.41	$5.85

7	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.15% for Institutional, 0.40% for Investor A and 1.15% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period shown).

8	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS II	DECEMBER 31, 2009	9

About Portfolio Performance

•	BlackRock and Institutional Shares are not subject to any sales charge. BlackRock and Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately seven years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than seven years reflect this conversion. Investor B Shares are only available for purchase through exchanges, dividend reinvestments or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. BlackRock Emerging Market Debt Portfolio, BlackRock International Bond Portfolio and BlackRock Strategic Income Portfolio each may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Portfolios’ investment advisor waived or reimbursed a portion of each Portfolio’s expenses. Without such waiver and reimbursement, a Portfolio’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after May 1, 2010. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of these Portfolios may incur the following charges: (a) expenses related to transactions, including sales charges and redemption fees and exchange fees; and (b) operating expenses including advisory fees, service and distribution fees including 12b-1 fees, and other Portfolio expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on July 1, 2009 and held through December 31, 2009) are intended to assist shareholders both in calculating expenses based on an investment in each Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Portfolio and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Portfolios and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	BLACKROCK FUNDS II	DECEMBER 31, 2009

The Benefits and Risks of Leveraging

The Portfolios may utilize leverage to seek to enhance their yields and net asset values (“NAVs”). However, these objectives cannot be achieved in all interest rate environments.

The International Bond Portfolio may utilize leverage through borrowings or through entering into treasury rolls. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Portfolio on its longer-term portfolio investments. To the extent that the total assets of each Portfolio (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Portfolio’s shareholders will benefit from the incremental net income.

Furthermore, the value of the Portfolios’ investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. Changes in interest rates can influence the Portfolios’ NAV positively or negatively in addition to the impact on the Portfolio performance from leverage.

The use of leverage may enhance opportunities for increased income to the Portfolios, but as described above, they also create risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in a Portfolio’s NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Portfolio’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Portfolio’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. A Portfolio may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause a Portfolio to incur losses. The use of leverage may limit a Portfolio’s ability to invest in certain types of securities or use certain types of hedging strategies. A Portfolio will incur expenses in connection with the use of leverage, all of which are borne by Portfolio shareholders and may reduce income.

Derivative Financial Instruments

The Portfolios may invest in various derivative instruments, including options, foreign currency exchange contracts, financial futures contracts and swaps, as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, credit, interest rate and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument.

A Portfolio’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Portfolio to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation a Portfolio can realize on an investment or may cause a Portfolio to hold a security that it might otherwise sell. The Portfolios’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2009	11

Schedule of Investments December 31, 2009	BlackRock Emerging Market Debt Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Chile — 0.6%
Codelco, Inc.,
6.15%, 10/24/36	USD	100	$102,775

Kazakhstan — 3.3%
Eurasian Development Bank,
7.38%, 9/29/14(a)		140	141,647
KazMunaiGaz Finance Sub BV,
11.75%, 1/23/15(a)		380	457,900

			599,547

Malaysia — 2.0%
Petronas Capital Ltd.:
7.00%, 5/22/12		200	219,680
5.25%, 8/12/19(a)		150	150,070

			369,750

Mexico — 3.8%
Pemex Project Funding Master Trust,
5.75%, 3/01/18		180	182,003
Petroleos Mexicanos,
4.88%, 3/15/15(a)		500	498,150

			680,153

Russia — 4.5%
Gaz Capital SA,
7.29%, 8/16/37		140	129,150
Gazprom,
9.63%, 3/01/13		400	445,200
RSHB Capital SA,
9.00%, 6/11/14(a)		200	227,000

			801,350

Venezuela — 0.9%
Petroleos de Venezuela SA:
5.25%, 4/12/17		200	110,000
5.38%, 4/12/27		120	53,400

			163,400

Total Corporate Bonds — 15.1%			2,716,975

Foreign Government Obligations
Argentina — 5.8%
Republic of Argentina:
7.00%, 10/03/15		100	85,645
8.28%, 12/31/33		903	675,335
2.50%, 12/31/38(b)		810	281,475

			1,042,455

Brazil — 5.7%
Federative Republic of Brazil:
6.00%, 1/17/17		220	237,600
8.88%, 4/15/24		50	65,000
7.13%, 1/20/37		340	390,150
5.63%, 1/07/41		350	329,875

			1,022,625

Colombia — 9.4%
Republic of Colombia:
10.00%, 1/23/12		700	805,000
7.38%, 1/27/17		260	293,150
7.38%, 3/18/19		100	113,250
8.13%, 5/21/24		50	59,250
7.38%, 9/18/37		375	408,750

			1,679,400

Croatia — 1.0%
Croatia,
6.75%, 11/05/19(a)		160	172,332

Dominican Republic — 0.3%
Dominican Republic,
9.04%, 1/23/18		55	59,226

El Salvador — 1.1%
Republic of El Salvador:
7.38%, 12/01/19(a)		100	102,750
7.65%, 6/15/35		90	88,650

			191,400

Indonesia — 6.0%
Republic of Indonesia:
7.50%, 1/15/16(a)		190	212,800
6.88%, 1/17/18(a)		200	219,000
11.63%, 3/04/19(a)		200	287,000
6.63%, 2/17/37(a)		130	127,400
7.75%, 1/17/38		200	225,000

			1,071,200

Lithuania — 0.8%
Republic of Lithuania,
6.75%, 1/15/15(a)		150	152,717

Malaysia — 0.2%
Malaysia Government,
7.50%, 7/15/11		35	38,106

Mexico — 4.2%
United Mexican States:
5.95%, 3/19/19		550	581,625
6.75%, 9/27/34		112	118,160
6.05%, 1/11/40		50	48,065

			747,850

Pakistan — 0.4%
Islamic Republic of Pakistan,
6.88%, 6/01/17		100	80,000

Panama — 2.8%
Republic of Panama:
8.88%, 9/30/27		290	377,000
9.38%, 4/01/29		88	117,040

			494,040

Peru — 3.4%
Republic of Peru:
9.88%, 2/06/15		150	189,750

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AUD	Australian Dollar	LIBOR	London Interbank Offered Rate
	BRL	Brazil Real	MXN	Mexican Peso
	CAD	Canadian Dollar	MYR	Malaysian Ringgit
	CHF	Swiss Francs	NOK	Norwegian Krone
	CNY	Chinese Yuan	NZD	New Zealand Dollar
	DKK	Danish Krone	PLN	Polish Zloty
	EUR	Euro	PRIBOR	Prague Interbank Offered Rate
	GBP	British Pound	RB	Revenue Bonds
	GO	General Obligation	RUB	Russian Ruble
	HUF	Hungarian Forint	SEK	Swedish Krona
	JIBAR	Johannesburg Interbank Offered Rate	SGD	Singapore Dollar
	JPY	Japanese Yen	USD	United States Dollar
	KRW	South Korean Won	ZAR	South African Rand

See Notes to Financial Statements.

12	BLACKROCK FUNDS II	DECEMBER 31, 2009

Schedule of Investments (continued)	BlackRock Emerging Market Debt Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Foreign Government Obligations
Peru (concluded)
7.13%, 3/30/19	USD	65	$74,750
7.35%, 7/21/25		100	114,500
6.55%, 3/14/37		220	228,800

			607,800

Philippines — 5.4%
Republic of Philippines:
9.38%, 1/18/17		220	274,450
8.38%, 6/17/19		150	181,875
7.75%, 1/14/31		370	417,175
6.38%, 10/23/34		100	98,000

			971,500

Poland — 2.7%
Republic of Poland,
6.38%, 7/15/19		452	491,633

Russia — 6.8%
Russia Federation,
7.50%, 3/31/30(b)		1,078	1,216,996

South Africa — 4.1%
Republic of South Africa:
6.50%, 6/02/14		220	240,900
8.25%, 9/15/17	ZAR	1,410	182,618
6.88%, 5/27/19	USD	280	314,300

			737,818

Turkey — 6.4%
Republic of Turkey:
7.25%, 3/15/15		150	168,000
7.50%, 7/14/17		320	363,200
11.88%, 1/15/30		95	153,425
8.00%, 2/14/34		155	179,025
6.88%, 3/17/36		275	279,812

			1,143,462

Ukraine — 0.4%
Ukraine Government,
6.58%, 11/21/16(a)		100	75,000

Uruguay — 1.6%
Republica Orient Uruguay,
7.63%, 3/21/36		272	294,111

Venezuela — 8.8%
Republic of Venezuela:
7.00%, 12/01/18		70	44,450
7.65%, 4/21/25		30	17,700
9.25%, 9/15/27		1,107	808,110
9.25%, 5/07/28		360	242,100
9.38%, 1/13/34		685	460,662

			1,573,022

Total Foreign Government Obligations — 77.3%			13,862,693

Total Long-Term Investments (Cost — $15,745,391) — 92.4%			16,579,668

	Shares
Short-Term Securities
Time Deposits — 5.2%
Brown Brothers Harriman & Co.,
0.03%(c)		930,083	930,083

Total Short-Term Securities (Cost — $930,083) — 5.2%			930,083

	Contracts
Options Purchased
Exchange-Traded Put Options Purchased
3-month Euro$ Futures, Strike Price USD 98.75, Expires 9/13/10		96	69,600
EUR Currency, Strike Price USD 1.42, Expires 1/08/10		53	1,304
USD Currency, Strike Price BRL 1.67, Expires 1/15/10		36	479
USD Currency, Strike Price BRL 1.67, Expires 2/04/10		34	1,408

Total Options Purchased (Cost — $115,483) — 0.4%			72,791

Total Investments Before Outstanding Options Written (Cost — $16,790,957*) — 98.0%			17,582,542

Options Written
Exchange-Traded Put Options Written
3-month Euro$ Futures, Strike Price USD 98.25, Expires 9/13/10		96	(39,600)
USD Currency, Strike Price BRL 1.67, Expires 1/15/10		36	(480)

Total Options Written (Premiums Received — $72,283) — (0.2)%			(40,080)

Total Investments Net of Outstanding Options Written — 97.8%			17,542,462
Other Assets in Excess of Liabilities — 2.2%			386,989

Net Assets — 100.0%			$17,929,451

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$16,962,762

Gross unrealized appreciation	$728,391
Gross unrealized depreciation	(108,611)

Net unrealized appreciation	$619,780

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(c)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of December 31, 2009 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	851,522	USD	490,000	Goldman Sachs Bank USA	1/05/10	$(1,622)
BRL	310,950	USD	178,584	Goldman Sachs Bank USA	1/05/10	—
BRL	403,075	USD	230,000	Goldman Sachs Bank USA	1/05/10	1,178

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2009	13

Schedule of Investments (continued)	BlackRock Emerging Market Debt Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	121,975	USD	70,000	JPMorgan Chase Bank, N.A.	1/05/10	$(43)
BRL	226,655	USD	130,000	JPMorgan Chase Bank, N.A.	1/05/10	(5)
BRL	395,550	USD	225,000	RBC Capital Markets	1/05/10	1,862
BRL	2,441,340	USD	1,402,102	UBS AG	1/05/10	—
BRL	725,962	USD	405,000	UBS AG	1/05/10	11,366
USD	489,043	BRL	851,522	Goldman Sachs Bank USA	1/05/10	—
USD	231,493	BRL	403,075	Goldman Sachs Bank USA	1/05/10	—
USD	180,000	BRL	310,950	Goldman Sachs Bank USA	1/05/10	1,659
USD	130,172	BRL	226,655	JPMorgan Chase Bank, N.A.	1/05/10	—
USD	70,052	BRL	121,975	JPMorgan Chase Bank, N.A.	1/05/10	—
USD	227,171	BRL	395,550	RBC Capital Markets	1/05/10	—
USD	416,932	BRL	725,963	UBS AG	1/05/10	—
USD	1,370,000	BRL	2,441,340	UBS AG	1/05/10	(30,196)
EUR	180,000	USD	258,575	Calyon Securities, Inc.	1/07/10	(537)
EUR	270,000	USD	389,212	UBS AG	1/07/10	(2,156)
USD	643,050	EUR	450,000	Goldman Sachs Bank USA	1/07/10	(2,047)
BRL	199,582	USD	115,000	Morgan Stanley Capital Services, Inc.	1/19/10	(847)
USD	115,000	BRL	199,582	Deutsche Bank AG	1/19/10	847
EUR	433,000	USD	643,654	Citibank, N.A.	1/20/10	(22,940)
EUR	27,000	USD	38,853	Citibank, N.A.	1/20/10	(148)
USD	142,146	EUR	95,000	BNP Paribas	1/20/10	5,962
USD	373,009	EUR	250,000	UBS AG	1/20/10	14,629
MXN	2,373,012	USD	180,000	Barclays Bank, Plc	1/27/10	814
MXN	2,935,125	USD	225,000	Deutsche Bank AG	1/27/10	(1,356)
MXN	2,065,600	USD	160,000	Goldman Sachs Bank USA	1/27/10	(2,610)
MXN	1,476,485	USD	115,000	Goldman Sachs Bank USA	1/27/10	(2,498)
MXN	2,354,220	USD	180,000	Goldman Sachs Bank USA	1/27/10	(618)
MXN	6,441,000	USD	489,586	Royal Bank of Scotland	1/27/10	1,191
MXN	2,942,275	USD	230,000	UBS AG	1/27/10	(5,811)
MXN	2,918,902	USD	225,000	UBS AG	1/27/10	(2,592)
MXN	2,336,500	USD	179,033	UBS AG	1/27/10	(1,002)
USD	141,000	MXN	1,876,005	Citibank, N.A.	1/27/10	(1,944)
USD	1,506	MXN	20,000	Citibank, N.A.	1/27/10	(18)
USD	350,000	MXN	4,657,100	Goldman Sachs Bank USA	1/27/10	(4,852)
USD	337,882	MXN	4,331,000	Royal Bank of Scotland	1/27/10	7,878
USD	171,353	ZAR	1,299,000	UBS AG	1/27/10	(3,740)
USD	178,795	MXN	2,325,000	UBS AG	1/27/10	1,640
USD	230,000	MXN	2,958,076	UBS AG	1/27/10	4,607
BRL	2,456,616	USD	1,370,000	UBS AG	2/02/10	30,910
RUB	7,680,000	USD	250,000	Morgan Stanley Capital Services, Inc.	2/03/10	1,960
USD	90,000	BRL	159,435	BNP Paribas	2/03/10	(903)
EUR	410,000	JPY	53,432,020	Calyon Securities, Inc.	2/12/10	13,894
EUR	225,000	USD	331,537	Goldman Sachs Bank USA	2/12/10	(9,006)
EUR	225,000	USD	329,929	JPMorgan Chase Bank, N.A.	2/12/10	(7,398)
EUR	225,000	USD	330,811	UBS AG	2/12/10	(8,279)
JPY	73,603,200	USD	820,000	BNP Paribas	2/12/10	(29,543)
JPY	52,946,375	EUR	410,000	Citibank, N.A.	2/12/10	(19,109)
USD	196,209	EUR	135,000	BNP Paribas	2/12/10	2,690
USD	324,274	EUR	225,000	Citibank, N.A.	2/12/10	1,743
USD	328,792	EUR	225,000	Goldman Sachs Bank USA	2/12/10	6,261
USD	329,040	EUR	225,000	Goldman Sachs Bank USA	2/12/10	6,509
USD	820,000	JPY	72,652,820	Royal Bank of Scotland	2/12/10	39,749

Total						$(4,471)

•	Financial futures contracts sold as of December 31, 2009 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Appreciation
8	U.S. Treasury Notes (2 Year)	March 2010	$1,730,125	$8,633

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	DECEMBER 31, 2009

Schedule of Investments (concluded)	BlackRock Emerging Market Debt Portfolio

•	Interest rate swaps outstanding as of December 31, 2009 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
6.86%(a)	3-month ZAR-JIBAR	Goldman Sachs Bank USA	June 2010	ZAR	100,000	$6,924
7.50%(a)	3-month ZAR-JIBAR	Goldman Sachs Bank USA	October 2010	ZAR	50,000	(6,233)
7.58%(a)	3-month ZAR-JIBAR	JPMorgan Chase Bank, N.A.	November 2010	ZAR	60,000	(8,878)

Total						$(8,187)

(a)	Portfolio pays fixed interest rate and receives floating rate.

•	Credit default swaps on single-name issues - buy protection outstanding as of December 31, 2009 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation
Republic of France	0.25%	JPMorgan Chase Bank, N.A.	December 2019	USD	400	$885

•	Credit default swaps on traded indexes - buy protection outstanding as of December 31, 2009 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
iTraxx Index Sub Financials Series 12 Version 1	1.00%	Deutsche Bank AG	December 2014	EUR	340	$(3,114)
iTraxx Index Sub Financials Series 12 Version 1	1.00%	Deutsche Bank AG	December 2014	EUR	450	(3,912)
iTraxx Index Sub Financials Series 12 Version 1	1.00%	JPMorgan Chase Bank, N.A.	December 2014	EUR	340	167

Total						$(6,859)

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Investments
Valuation Inputs	in Securities
Assets
Level 1	—
Level 2
Long-Term Investments[1]	$16,579,668
Short-Term Security	930,083
Level 3	—

Total	$17,509,751

1	See above Schedule of Investments for values in each security type.

Valuation Inputs	Other Financial Instruments[2]
	Assets	Liabilities
Level 1	$78,233	(41,647)
Level 2	168,516	$(182,390)
Level 3	—	—

Total	$246,749	$(224,037)

2	Other financial instruments are options purchased, options written, foreign currency exchange contracts, futures contracts and swaps contracts. Futures contracts, foreign currency exchange contracts and swaps are shown at the unrealized appreciation/depreciation on the instrument and options purchased and options written are shown at market value.

The following table is a reconciliation of Level 3 investments and other financial instruments for which significant unobservable inputs were used to determine fair value:

Other Financial Instruments[3]
Assets
Balance, as of December 31, 2008	$13,343
Accrued discounts/premiums	—
Realized gain (loss)	16,079
Change in unrealized appreciation (depreciation)[4]	(13,343)
Net purchases (sales)	(16,079)
Net transfers in/out of Level 3	—

Balance, as of December 31, 2009	—

3	Other financial instruments are swaps contracts.

4	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2009	15

Schedule of Investments December 31, 2009	BlackRock International Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Asset-Backed Securities
France — 0.1%
Auto ABS, Series 2007-1, Class A,
0.83%, 2/25/19(a)	EUR	400	$560,979

Ireland — 0.3%
Cars Alliance Funding Plc, Series 2007-1, Class A,
0.86%, 10/08/23(a)		700	973,546

Italy — 0.3%
Auto ABS, Series 2007-2, Class A,
0.87%, 10/25/20(a)		700	976,553

Luxembourg — 0.2%
Bavarian Sky SA, Series 1, Class A,
0.56%, 8/15/15(a)		543	772,542

Netherlands — 0.4%
Globaldrive BV, Series 2008-2, Class A,
4.00%, 10/20/16		1,076	1,552,765

United States — 2.4%
Ally Auto Receivables Trust, Series 2009-B, Class A2,
1.21%, 6/15/12(b)	USD	2,535	2,537,565
Bank of America Auto Trust, Series 2009-2A, Class A2,
1.16%, 2/15/12(b)(c)		2,370	2,375,760
Capital One Auto Finance Trust, Series 2006-A, Class A4,
0.24%, 12/15/12(a)		661	654,826
Home Equity Asset Trust, Series 2007-2, Class 2A1,
0.34%, 7/25/37(a)		636	607,584
MBNA Credit Card Master Note Trust, Series 2006-A5, Class A5,
0.29%, 10/15/15(a)		1,080	1,046,202
SLM Student Loan Trust, Series 2003-10,
5.15%, 9/17/15	GBP	1,280	1,907,648

			9,129,585

Total Asset-Backed Securities — 3.7%			13,965,970

Corporate Bonds
Canada — 1.7%
Royal Bank of Canada,
4.63%, 12/07/10		3,830	6,340,270

Denmark — 0.7%
Nykredit Realkredit A/S,
2.54%, 10/01/38(a)	DKK	11,173	2,046,954
Realkredit Denmark A/S,
2.55%, 1/01/38(a)		3,159	578,078

			2,625,032

Finland — 1.0%
Nordic Investment Bank:
3.00%, 4/08/14	EUR	2,020	2,935,007
6.00%, 8/20/14	AUD	1,035	926,956

			3,861,963

France — 0.4%
BNP Paribas,
5.43%, 9/07/17	EUR	450	704,204
Credit Agricole,
3.50%, 7/21/14		600	879,546

			1,583,750

Germany — 2.3%
Kreditanstalt fuer Wiederaufbau:
5.50%, 8/08/13	AUD	550	490,475
5.50%, 1/22/18	EUR	5,000	8,116,182

			8,606,657

Corporate Bonds
Ireland — 0.5%
DEPFA ACS Bank,
1.65%, 12/20/16	JPY	200,000	$1,814,564

Japan — 4.2%
East Japan Railway Co.,
4.75%, 12/08/31	GBP	750	1,123,038
European Investment Bank,
1.40%, 6/20/17	JPY	1,323,500	14,555,956

			15,678,994

Luxembourg — 2.4%
Europaeische Hypothekenbank SA Luxembourg,
4.50%, 3/08/10	GBP	600	973,366
European Community:
3.25%, 11/07/14	EUR	2,050	2,997,284
3.13%, 1/27/15		2,500	3,614,057
European Investment Bank,
4.25%, 4/15/19		880	1,316,726

			8,901,433

Netherlands — 0.9%
ABN Amro Bank NV,
3.75%, 7/15/14		700	1,029,618
Fortis Bank Nederland NV,
3.38%, 5/19/14		750	1,100,787
LeasePlan Corp. NV,
3.25%, 5/22/14		950	1,383,996

			3,514,401

Spain — 0.5%
Caja de Ahorros de Valencia Castellon y Alicante,
3.00%, 3/12/12		1,300	1,890,724

Sweden — 1.4%
Nordea Hypotek AB,
4.25%, 11/23/10		2,485	3,649,502
Svenska Handelsbanken AB,
2.88%, 9/14/12(b)	USD	1,700	1,710,487

			5,359,989

Switzerland — 0.6%
European Investment Bank,
2.00%, 8/29/16	CHF	2,440	2,359,789

United Kingdom — 1.3%
Network Rail Infrastructure Finance Plc,
4.88%, 11/27/15	GBP	1,630	2,801,102
Northern Rock Plc,
3.88%, 10/18/11	EUR	1,450	2,079,573

			4,880,675

United States — 4.1%
The Boeing Co.,
1.88%, 11/20/12	USD	890	880,086
Citigroup, Inc.,
2.24%, 12/09/22	JPY	200,000	1,659,621
General Electric Capital Corp.:
6.63%, 2/04/10	NZD	5,925	4,309,890
6.50%, 9/28/15		5,245	3,711,371
JPMorgan Chase & Co.,
3.63%, 12/12/11	EUR	3,300	4,893,534

			15,454,502

Total Corporate Bonds — 22.0%			82,872,743

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	DECEMBER 31, 2009

Schedule of Investments (continued)	BlackRock International Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Foreign Agency Obligations
ANZ National International Ltd.,
3.25%, 4/02/12(b)	USD	1,900	$1,957,123
CDP Financial, Inc.,
3.00%, 11/25/14(b)		2,900	2,829,849
Dexia Credit Local,
2.38%, 9/23/11(b)		1,210	1,234,844
Eksportfinans ASA,
3.00%, 11/17/14		995	979,772
Export Development Canada,
2.38%, 3/19/12		1,950	1,983,963
Petrobras International Finance Co.,
6.88%, 1/20/40		2,918	2,998,534
Société Financement de l’Economie Francaise:
3.00%, 4/07/14	EUR	1,430	2,074,510
3.38%, 5/05/14(b)	USD	2,140	2,181,644

Total Foreign Agency Obligations — 4.3%			16,240,239

Foreign Government Obligations
Australia — 7.0%
Australia Government Bond:
5.25%, 3/15/19	AUD	3,420	2,983,405
3.00%, 9/20/25		1,490	1,355,384
New South Wales Treasury Corp.:
5.25%, 5/01/13		10,890	9,748,856
2.75%, 11/20/25		1,595	1,349,548
Queensland Treasury Corp.,
6.00%, 9/14/17		12,305	10,977,282

			26,414,475

Canada — 3.9%
Canada Housing Trust No. 1,
4.00%, 6/15/12(b)	CAD	10,000	10,030,215
Canadian Government Bond:
3.75%, 6/01/19		1,265	1,222,847
5.00%, 6/01/37		3,257	3,582,902

			14,835,964

Denmark — 7.5%
Kingdom of Denmark:
4.00%, 11/15/12	DKK	90,301	18,256,725
3.13%, 3/17/14	EUR	6,800	9,970,383

			28,227,108

Finland — 3.4%
Finland Government Bond,
4.25%, 7/04/15		8,290	12,765,319

France — 4.8%
France Government Bond:
4.25%, 10/25/18		225	341,198
4.25%, 10/25/23		2,380	3,507,444
6.00%, 10/25/25		320	559,680
4.00%, 10/25/38		9,089	12,520,975
Reseau Ferre de France,
5.50%, 12/01/21	GBP	600	1,030,767

			17,960,064

Germany — 1.9%
Bundesrepublik Deutschland,
4.25%, 7/04/39	EUR	4,765	6,986,599

Greece — 4.0%
Hellenic Republic:
3.11%, 2/20/13(a)		2,255	3,223,489
4.60%, 5/20/13		4,110	5,832,786
3.70%, 7/20/15		2,100	2,794,361
6.00%, 7/19/19		2,100	3,041,609

			14,892,245

Ireland — 0.3%
Ireland Government Bond,
5.40%, 3/13/25	EUR	691	975,515

Italy — 4.0%
Italy Buoni Poliennali Del Tesoro:
4.25%, 8/01/14		3,470	5,283,422
4.25%, 2/01/15		5,945	9,034,470
4.25%, 3/01/20		590	854,979

			15,172,871

Japan — 14.8%
Japan Finance Organization for Municipalities,
2.00%, 5/09/16	JPY	1,000,000	11,422,365
Japan Government (10 Year Issue),
1.40%, 9/20/19		489,450	5,296,129
Japan Government (20 Year Issue),
2.10%, 12/20/27		2,364,400	25,802,437
Japan Government CPI Linked Bond:
Series 4, 0.50%, 6/10/15		279,000	2,866,065
Series 9, 1.10%, 9/10/16		304,149	3,163,624
Series 14, 1.20%, 12/10/17		524,300	5,392,404
Series 15, 1.40%, 3/10/18		195,600	2,020,079

			55,963,103

Portugal — 1.2%
Obrigacoes do Tesouro OT,
5.45%, 9/23/13	EUR	3,000	4,709,463

Qatar — 0.5%
Qatar Government International Bond,
4.00%, 1/20/15(b)	USD	1,975	1,979,937

South Korea — 2.8%
Korea Treasury Bond,
4.00%, 6/10/12	KRW	12,436,210	10,574,276

Spain — 2.6%
Bonos y Obligation del Estado,
5.75%, 7/30/32	EUR	5,895	9,635,900

United Kingdom — 2.0%
United Kingdom Treasury Bonds:
4.25%, 9/07/39	GBP	675	1,058,279
4.50%, 12/07/42		4,055	6,665,217

			7,723,496

Total Foreign Government Obligations — 60.7%			228,816,335

Non-Agency Mortgage-Backed Securities Collateralized Mortgage Obligations — 0.8%
United States — 0.8%
Bear Stearns ALT-A Trust, Series 2004-13, Class A1,
0.97%, 11/25/34(a)	USD	861	601,058
GSR Mortgage Loan Trust, Series 2005-AR1, Class 4A1,
5.14%, 1/25/35(a)		1,062	897,095
JPMorgan Mortgage Trust, Series 2004-A5, Class 3A1,
5.31%, 12/25/34(a)		918	875,102
WaMu Mortgage Pass-Through Certificates, Series 2006-AR10, Class 3A2,
6.08%, 8/25/46(a)		847	645,255

			3,018,510

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2009	17

Schedule of Investments (continued)	BlackRock International Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 3.6%
United States — 3.6%
Banc of America Commercial Mortgage, Inc.:
Series 2001-1, Class A2, 6.50%, 4/15/11	USD	2,627	$2,713,676
Series 2004-5, Class A3, 4.56%, 11/10/41		2,470	2,485,773
Commercial Mortgage Asset Trust, Series 1999-C1, Class A3,
6.64%, 1/17/32		620	621,130
GMAC Commercial Mortgage Securities, Inc., Series 2000-C2, Class A2,
7.46%, 6/16/10(a)		1,043	1,057,653
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class A4,
4.76%, 6/10/36		880	883,754
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2001-C1, Class A3,
5.86%, 10/12/11		4,530	4,716,465
LB-UBS Commercial Mortgage Trust, Series 2000-C4, Class A2,
7.37%, 8/15/26		1,009	1,024,310

			13,502,761

Total Non-Agency Mortgage-Backed Securities — 4.4%			16,521,271

Preferred Securities
Capital Trusts
France — 0.2%
Société Generale,
7.00%(a)(d)	EUR	650	847,943

Norway — 0.3%
DnB NOR Bank ASA,
7.07%(a)(d)		725	997,760

Total Preferred Securities — 0.5%			1,845,703

Taxable Municipal Bonds
Los Angeles Department of Airports RB,
6.58%, 5/15/39	USD	595	587,479
New York State Urban Development Corp. RB,
5.77%, 3/15/39		590	584,183
State of California GO,
7.30%, 10/01/39		1,170	1,105,743

Total Taxable Municipal Bonds — 0.6%			2,277,405

Total Long-Term Investments (Cost — $349,805,309) — 96.2%			362,539,666

	Shares
Short-Term Securities
United States — 2.7%
BlackRock Liquidity Funds, TempFund, Institutional Class,
0.11%(e)(f)		10,227,319	10,227,319

Total Short-Term Securities (Cost — $10,227,319) — 2.7%			10,227,319

	Contracts(g)
Options Purchased
Over-the-Counter Put Swaptions Purchased
Pay a fixed rate of 5.250% and receive a floating rate based on 3-month LIBOR, Expires 02/02/10, Broker, Citibank, N.A.		3,380	2,555

Total Options Purchased (Cost — $64,220) — 0.0%			2,555

Total Investments Before Outstanding Options Written (Cost — $360,096,848*) — 98.9%			$372,769,540

Options Written
Over-the-Counter Call Swaptions Written
Pay a fixed rate of 3.500% and receive a floating rate based on 3-month LIBOR, Expires 02/02/10, Broker, Citibank, N.A.		260	(2,203)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 4.000% and pay a floating rate based on 3-month LIBOR, Expires 02/02/10, Broker, Citibank, N.A.		260	(34,154)

Total Options Written (Premiums Received — $79,300) — (0.0)%			(36,357)

Total Investments Net of Outstanding Options Written — 98.9%			372,733,183
Other Assets in Excess of Liabilities — 1.1%			4,204,618

Net Assets — 100.0%			$376,937,801

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$360,113,956

Gross unrealized appreciation	$25,830,470
Gross unrealized depreciation	(13,174,886)

Net unrealized appreciation	$12,655,584

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(d)	Security is perpetual in nature and has no stated maturity date.

(e)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$8,710,731	$87,146

(f)	Represents the current yield as of report date.

(g)	One contract represents a notional amount of $10,000.

•	Foreign currency exchange contracts as of December 31, 2009 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	2,611,000	USD	3,940,425	Citibank, N.A.	1/20/10	$(197,503)
EUR	2,594,300	USD	3,883,862	Citibank, N.A.	1/20/10	(164,879)
EUR	6,486,100	USD	9,422,390	Citibank, N.A.	1/20/10	(124,432)

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	DECEMBER 31, 2009

Schedule of Investments (continued)	BlackRock International Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	615,000	USD	882,802	Citibank, N.A.	1/20/10	$(1,187)
USD	15,397,000	EUR	22,887,639	Citibank, N.A.	1/20/10	(815,723)
USD	364,265	EUR	255,000	Citibank, N.A.	1/20/10	(1,283)
USD	403,152	EUR	281,000	Citibank, N.A.	1/20/10	333
USD	581,762	EUR	405,500	Citibank, N.A.	1/20/10	469
USD	1,448,683	EUR	960,000	Citibank, N.A.	1/20/10	72,503
USD	1,630,411	EUR	1,081,000	Citibank, N.A.	1/20/10	80,775
USD	2,934,399	EUR	1,963,000	Citibank, N.A.	1/20/10	120,398
USD	6,007,815	EUR	4,088,000	Citibank, N.A.	1/20/10	147,583
USD	5,411,756	EUR	3,616,500	Citibank, N.A.	1/20/10	227,429
USD	744,498	EUR	505,000	Royal Bank of Scotland	1/20/10	20,570
USD	1,493,781	EUR	1,045,000	UBS AG	1/20/10	(4,248)
HUF	388,676,180	PLN	5,870,000	UBS AG	1/22/10	14,108
PLN	5,870,000	HUF	381,726,100	UBS AG	1/22/10	22,746
AUD	3,499,000	USD	3,232,488	Citibank, N.A.	1/27/10	(98,309)
CAD	751,000	USD	719,846	Citibank, N.A.	1/27/10	(1,751)
CAD	650,000	USD	619,514	Citibank, N.A.	1/27/10	2,006
CAD	1,077,974	USD	1,028,000	Deutsche Bank AG	1/27/10	2,742
CAD	1,500,000	USD	1,419,446	Deutsche Bank AG	1/27/10	14,831
CAD	4,401,000	USD	4,128,905	Goldman Sachs Bank USA	1/27/10	79,264
CZK	2,181,000	USD	126,044	Deutsche Bank AG	1/27/10	(7,412)
DKK	3,612,200	USD	731,543	UBS AG	1/27/10	(35,908)
GBP	380,000	USD	624,220	Citibank, N.A.	1/27/10	(10,543)
GBP	235,000	USD	384,269	Citibank, N.A.	1/27/10	(4,758)
GBP	3,172,900	USD	5,150,635	Deutsche Bank AG	1/27/10	(26,601)
GBP	366,900	USD	608,049	Royal Bank of Scotland	1/27/10	(15,529)
JPY	104,715,000	USD	1,162,191	Citibank, N.A.	1/27/10	(37,692)
JPY	6,462,933,000	USD	70,826,663	Royal Bank of Scotland	1/27/10	(1,423,432)
JPY	31,024,400	USD	350,645	Royal Bank of Scotland	1/27/10	(17,484)
MXN	5,010,000	USD	380,815	Royal Bank of Scotland	1/27/10	926
NOK	7,481,000	USD	1,341,487	Barclays Bank, Plc	1/27/10	(50,947)
PLN	8,265,000	USD	2,943,491	UBS AG	1/27/10	(62,396)
SEK	16,257,000	USD	2,392,538	Citibank, N.A.	1/27/10	(119,964)
SGD	3,013,000	USD	2,161,632	Barclays Bank, Plc	1/27/10	(17,607)
USD	384,844	AUD	430,000	Citibank, N.A.	1/27/10	(323)
USD	1,845,225	AUD	2,037,000	Citibank, N.A.	1/27/10	20,611
USD	26,694,294	AUD	29,238,000	Citibank, N.A.	1/27/10	504,777
USD	1,437,490	AUD	1,601,000	Deutsche Bank AG	1/27/10	3,417
USD	14,214,288	CAD	14,627,000	Citibank, N.A.	1/27/10	228,174
USD	114,327	CHF	115,000	Citibank, N.A.	1/27/10	3,139
USD	11,096,312	DKK	55,359,500	Citibank, N.A.	1/27/10	435,213
USD	576,157	GBP	350,000	Citibank, N.A.	1/27/10	10,929
USD	1,085,347	GBP	655,000	Citibank, N.A.	1/27/10	27,563
USD	3,112,192	GBP	1,910,000	Citibank, N.A.	1/27/10	27,662
USD	1,124,526	JPY	102,355,000	Citibank, N.A.	1/27/10	25,370
USD	775,665	JPY	69,470,000	Royal Bank of Scotland	1/27/10	29,650
USD	684,339	NZD	945,000	Citibank, N.A.	1/27/10	(379)
USD	7,753,479	NZD	10,351,000	Citibank, N.A.	1/27/10	253,468
MYR	6,285,630	USD	1,846,000	Citibank, N.A.	2/03/10	(12,931)
EUR	1,380,000	GBP	1,235,656	Citibank, N.A.	2/05/10	(17,181)
JPY	344,911,500	EUR	2,610,000	Citibank, N.A.	2/05/10	(37,367)
USD	2,030,041	GBP	1,235,000	Citibank, N.A.	2/05/10	35,703
AUD	2,075,000	USD	1,859,113	Morgan Stanley Capital Services, Inc.	2/08/10	(2,669)
USD	459,196	AUD	520,000	Citibank, N.A.	2/08/10	(6,033)
USD	512,297	AUD	580,000	Goldman Sachs Bank USA	2/08/10	(6,613)
USD	857,025	AUD	975,000	UBS AG	2/08/10	(15,280)
USD	2,335,723	EUR	1,565,000	Morgan Stanley Capital Services, Inc.	2/10/10	92,331
USD	4,327,662	EUR	2,870,000	UBS AG	2/10/10	213,581
CNY	79,885,400	USD	12,040,000	Citibank, N.A.	10/27/10	(260,107)
USD	10,715,289	KRW	12,513,314,502	Citibank, N.A.	11/10/10	112,358

Total						$(767,842)

•	Financial futures contracts purchased as of December 31, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
216	Euro-Bund Canadian Government	Eurex	March 2010	$37,526,040	$(600,155)
4	Bonds (10 Year)	Montreal	March 2010	$450,696	(12,452)
9	Gilt British Japanese Government	London	March 2010	$1,663,732	(28,033)
2	Bonds (10 Year) Japanese Government	London	March 2010	$2,996,510	(5,040)
16	Bonds (10 Year)	Tokyo	March 2010	$23,999,571	200

Total					$(645,480)

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2009	19

Schedule of Investments (continued)	BlackRock International Bond Portfolio

•	Financial futures contracts sold as of December 31, 2009 were as follows:

			Expiration	Notional	Unrealized
Contracts	Issue	Exchange	Date	Value	Appreciation
41	Australian Government Bonds (3 Year)	Sydney	March 2010	$9,762,112	$1,185
63	Euro-Bobl	Eurex	March 2010	$10,445,661	84,037
139	Euro-Schatz	Eurex	March 2010	$21,512,450	25,017
142	U.S. Treasury Notes (2 Year)	Chicago	March 2010	$30,709,719	160,096
72	U.S. Treasury Notes (10 Year)	Chicago	March 2010	$8,312,625	290,297
57	U.S. Treasury Bonds (30 Year)	Chicago	March 2010	$6,576,375	266,436
204	British Pound Sterling (90 Day)	London	March 2011	$40,157,786	110,252

Total					$937,320

•	Interest rate swaps outstanding as of December 31, 2009 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
3.14%(a)	6-month PRIBOR	Barclays Bank, Plc	May 2013	EUR	14,600	$71,862
2.65%(b)	3-month LIBOR	Barclays Bank, Plc	September 2014	USD	8,900	1,499
2.71%(b)	3-month LIBOR	Barclays Bank, Plc	September 2014	USD	5,300	(6,011)

Total						$67,350

(a)	Portfolio pays floating interest rate and receives fixed rate.

(b)	Portfolio pays fixed interest rate and receives floating rate.

•	Credit default swaps on single-name issues - buy protection outstanding as of December 31, 2009 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation
STMicro Electronics NV	0.26%	Citibank, N.A.	September 2012	EUR	950	$3,534
Telecom Austria AG	0.73%	Bank of America, N.A.	March 2013	EUR	500	383

Total						$3,917

•	Credit default swaps on single-name issues - sold protection outstanding as of December 31, 2009 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
Imperial Tobacco Group Plc	0.71%	Barclays Bank, Plc	September 2012	BBB	EUR	1,300	$2,874

1	Using Standard & Poor’s rating of the issuer.

2	The maximum potential amount the Portfolio may pay should a negative credit event take place as defined under the terms of the agreement. See Note 2 of the Notes to Financial Statements.

•	Credit default swaps on traded indexes - buy protection outstanding as of December 31, 2009 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Depreciation
iTraxx HiVol Series 11 Version 1	3.75%	Barclays Bank, Plc	June 2014	EUR	7,800	$(742,012)

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1 - Short-Term Securities	$10,227,319
Level 2 - Long-Term Investments[1]	362,539,666
Level 3	—

Total	$372,766,985

1	See above Schedule of Investments for values in each security type.

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	DECEMBER 31, 2009

Schedule of Investments (concluded)	BlackRock International Bond Portfolio

	Other Financial
Valuation Inputs	Instruments[2]
	Assets	Liabilities
Level 1	$937,520	$(645,680)
Level 2	2,913,336	(4,382,851)
Level 3	—	—

Total	$3,850,856	$(5,028,531)

2	Other financial instruments are options purchased, options written, foreign currency exchange contracts, futures contracts and swaps contracts. Futures contracts, foreign currency exchange contracts and swaps are shown at the unrealized appreciation/depreciation on the instrument and options purchased and options written are shown at market value.

The following table is a reconciliation of Level 3 investments and other financial instruments for which significant unobservable inputs were used to determine fair value:

	Other Financial
	Instruments[3]
	Assets	Liabilities
Balance, as of December 31, 2008	$120,005	$(641,566)
Accrued discounts/premiums	—	—
Realized gain (loss)	95,559	(346,565)
Change in unrealized appreciation (depreciation)[4]	(215,564)	988,131
Net purchases (sales)	—	—
Net transfers in/out of Level 3	—	—

Balance, as of December 31, 2009	—	—

3	Other financial instruments are swap contracts.

4	Included in the net change in unrealized appreciation/depreciation in the Statement of Operations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2009	21

Schedule of Investments December 31, 2009	BlackRock Strategic Income Portfolio
(Percentages shown are based on Net Assets)

Affiliated Investment Companies(a)	Shares	Value
Fixed Income Funds — 100.6%
BlackRock Emerging Market Debt Portfolio, BlackRock Class	67,134	$659,924
BlackRock High Yield Bond Portfolio, BlackRock Class	649,382	4,558,664
BlackRock International Bond Portfolio, BlackRock Class	120,994	1,276,488
BlackRock Total Return Fund, BlackRock Class	620,738	6,554,989

		13,050,065

Total Affiliated Investment Companies (Cost — $12,364,080*) — 100.6%		13,050,065
Liabilities in Excess of Other Assets — (0.6)%		(75,756)

Net Assets — 100.0%		$12,974,309

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$12,481,825

Gross unrealized appreciation	$624,886
Gross unrealized depreciation	(56,646)

Net unrealized appreciation	$568,240

(a)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost	Sales Cost		Realized Gain (Loss)	Income
BlackRock Emerging Market Debt Portfolio, BlackRock Class	$664,184	$5,603		$6	—
BlackRock High Yield Bond Portfolio, BlackRock Class	$3,906,744	$1,499,442		$144,529	$336,651
BlackRock International Bond Portfolio, BlackRock Class	$1,318,147	$231,991		$(2,942)	$62,818
BlackRock Low Duration Bond Portfolio, BlackRock Class	$7,790,396	$10,022,337		$512,513	$228,466
BlackRock Liquidity Funds, TempFund, Institutional Class	—	$85,444	**	—	$366
BlackRock Total Return Fund, BlackRock Class	$6,654,125	$56,299		$(203)	$21,571

**	Represents net sale cost.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The Portfolio values investments in open-end investment companies at net asset value each business day.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1 - Affiliated Investment Companies	$13,050,065
Level 2	—
Level 3	—

Total	$13,050,065

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	DECEMBER 31, 2009

Statements of Assets and Liabilities

December 31, 2009	BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio	BlackRock Strategic Income Portfolio
Assets
Investments at value - unaffiliated[1]	$17,582,542	$362,542,221	$—
Investments at value - affiliated[2]	—	10,227,319	13,050,065
Swap premiums paid	35,937	—	—
Cash	1,446	—	—
Cash pledged as collateral in connection with futures	6,000	1,583,000	—
Cash pledged as collateral in connection with swaps	—	1,310,000	—
Foreign currency at value[3]	13,642	533,083	—
Interest receivable	384,282	3,708,889	—
Unrealized appreciation on foreign currency exchange contracts	157,349	2,830,629	—
Capital shares sold receivable	69,967	416,908	58,134
Receivable from advisor	13,883	8,496	18,292
Unrealized appreciation on swaps	7,976	80,152	—
Margin variation receivable	1,535	96,311	—
Investments sold receivable	—	2,327,729	60,015
Dividends receivable - affiliated	—	649	16,396
Prepaid expenses	27,552	60,653	31,411

Total assets	18,302,111	385,726,039	13,234,313

Liabilities
Investments purchased payable	—	2,327,260	—
Unrealized depreciation on foreign currency exchange contracts	161,820	3,598,471	—
Income dividends payable	72,671	278,947	51,972
Options written at value[4]	40,080	36,357	—
Unrealized depreciation on swaps	22,137	748,023	—
Other affiliates payable	13,561	143,597	1,402
Capital shares redeemed payable	5,277	359,848	97,993
Service and distribution fees payable	2,661	63,031	8,914
Officer’s and Trustees’ fees payable	1,189	5,360	1,166
Premiums received for swap contracts	—	583,359	—
Investment advisory fees payable	—	173,141	—
Margin variation payable	—	26,663	—
Bank overdraft	—	—	59,470
Other accrued expenses payable	53,264	444,181	39,087

Total liabilities	372,660	8,788,238	260,004

Net Assets	$17,929,451	$376,937,801	$12,974,309

Net Assets Consist of
Paid-in capital	$17,735,857	$387,749,713	$11,703,372
Undistributed (distributions in excess of) net investment income	(67,675)	2,250,048	—
Accumulated net realized gain (loss)	(552,496)	(24,587,510)	584,952
Net unrealized appreciation/depreciation	813,765	11,525,550	685,985

Net Assets	$17,929,451	$376,937,801	$12,974,309

[1] Investments at cost - unaffiliated	$16,790,957	$349,869,529	$—
[2] Investments at cost - affiliated	$—	$10,227,319	$12,364,080
[3] Foreign currency at cost	$13,742	$541,668	$—
[4] Premiums received	$72,283	$79,300	$—

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2009	23

Statements of Assets and Liabilities (concluded)

December 31, 2009	BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio	BlackRock Strategic Income Portfolio
Net Asset Value
BlackRock
Net assets	$10,434,887	$38,965,451	—

Shares outstanding[5]	1,061,740	3,694,369	—

Net asset value	$9.83	$10.55	—

Institutional
Net assets	$2,521,623	$155,656,439	$1,035,019

Shares outstanding[5]	256,476	14,775,097	110,561

Net asset value	$9.83	$10.54	$9.36

Service
Net assets	—	$40,083,716	—

Shares outstanding[5]	—	3,798,451	—

Net asset value	—	$10.55	—

Investor A
Net assets	$2,027,985	$106,608,709	$2,351,144

Shares outstanding[5]	206,421	10,095,873	251,136

Net asset value	$9.82	$10.56	$9.36

Investor B
Net assets	—	$5,132,440	—

Shares outstanding[5]	—	486,071	—

Net asset value	—	$10.56	—

Investor C
Net assets	$2,944,956	$30,491,046	$9,588,146

Shares outstanding[5]	299,746	2,892,417	1,024,847

Net asset value	$9.82	$10.54	$9.36

5	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	DECEMBER 31, 2009

Statements of Operations

Year Ended December 31, 2009	BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio	BlackRock Strategic Income Portfolio
Investment Income
Interest	$824,022	$11,951,270	$—
Dividends	562	—	—
Dividends - affiliated	—	87,146	649,872

Total income	824,584	12,038,416	649,872

Expenses
Professional	93,815	207,394	79,242
Investment advisory	73,415	2,097,578	—
Registration	44,290	89,920	34,539
Custodian	24,531	94,637	1,574
Offering	12,971	—	10,516
Service and distribution - class specific	12,072	722,342	81,390
Administration	9,177	286,033	7,538
Miscellaneous	8,706	49,384	6,815
Officer and Trustees	5,336	23,087	5,281
Administration - class specific	3,053	95,395	2,515
Transfer agent - class specific	1,759	450,554	5,387
Printing	24	129,721	12
Recoupment of past waived fees - class specific	—	4,138	—

Total expenses excluding interest expense	289,149	4,250,183	234,809
Interest expense	—	1,281	—

Total expenses	289,149	4,251,464	234,809
Less fees waived by advisor	(73,195)	(43,409)	—
Less administration fees waived	(7,740)	—	(7,538)
Less administration fees waived - class specific	(2,081)	(41,740)	(2,506)
Less transfer agent fees waived - class specific	(111)	(13,718)	(586)
Less transfer agent fees reimbursed - class specific	(147)	(36,869)	(4,698)
Less fees paid indirectly	(5)	(792)	(14)
Less expenses reimbursed by advisor	(88,547)	—	(122,963)

Total expenses after fees waived, reimbursed and paid indirectly	117,323	4,114,936	96,504

Net investment income	707,261	7,923,480	553,368

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments - unaffiliated	(81,449)	(8,425,713)	—
Investments - affiliated	—	—	653,903
Options written	6,329	(1,558,242)	—
Financial futures contracts and swaps	(101,134)	2,481,863	—
Foreign currency transactions	(40,689)	12,594,979	—

	(216,943)	5,092,887	653,903

Net change in unrealized appreciation/depreciation on:
Investments	1,971,249	11,299,570	1,005,631
Options written	32,203	2,398,256	—
Financial futures contracts and swaps	(6,464)	(200,721)	—
Foreign currency transactions	(1,822)	(8,621,540)	—

	1,995,166	4,875,565	1,005,631

Total realized and unrealized gain	1,778,223	9,968,452	1,659,534

Net Increase in Net Assets Resulting from Operations	$2,485,484	$17,891,932	$2,212,902

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2009	25

Statements of Changes in Net Assets

	BlackRock Emerging Market Debt Portfolio
Increase (Decrease) in Net Assets:	Year Ended December 31, 2009	Period February 1, 2008[1] to December 31, 2008
Operations
Net investment income	$707,261	$483,437
Net realized gain (loss)	(216,943)	(445,359)
Net change in unrealized appreciation/depreciation	1,995,166	(1,181,401)

Net increase (decrease) in net assets resulting from operations	2,485,484	(1,143,323)

Dividends and Distributions to Shareholders From
Net investment income:
BlackRock	(505,910)	(477,378)
Institutional	(59,093)	(4,595)
Service	—	—
Investor A	(56,538)	(1,319)
Investor B	—	—
Investor C	(41,822)	(1,912)
Tax return of capital:
BlackRock	(22,529)	—
Institutional	(2,630)	—
Investor A	(2,518)	—
Investor B	(1,862)	—
Net realized gain:
Institutional	—	—
Investor A	—	—
Investor C	—	—

Decrease in net assets resulting from dividends and distributions to shareholders	(692,902)	(485,204)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	7,348,674	10,414,972

Redemption Fees
Redemption fees	1,640	110

Net Assets
Total increase (decrease) in net assets	9,142,896	8,786,555
Beginning of period	8,786,555	—

End of period	$17,929,451	$8,786,555

Undistributed (distributions in excess of) net investment income	$(67,675)	$(57,529)

1	Commencement of operations.

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	DECEMBER 31, 2009

Statements of Changes in Net Assets

BlackRock International Bond Portfolio			BlackRock Strategic Income Portfolio
Year Ended December 31, 2009	Period October 1, 2008 to December 31, 2008	Year Ended September 30, 2008	Year Ended December 31, 2009	Period February 5, 2008[1] to December 31, 2008
$7,923,480	$3,158,625	$16,354,613	$553,368	$80,259
5,092,887	(6,264,046)	48,686,855	653,903	(66,897)
4,875,565	25,733,940	(62,963,681)	1,005,631	(319,646)

17,891,932	22,628,519	2,077,787	2,212,902	(306,284)

(3,685,921)	(4,885,504)	(2,711,199)	—	—
(14,634,099)	(13,748,394)	(6,808,161)	(38,557)	(8,261)
(3,762,496)	(3,568,772)	(1,790,729)	—	—
(9,299,636)	(8,241,739)	(3,663,762)	(105,552)	(27,080)
(493,907)	(626,024)	(240,087)	—	—
(2,405,737)	(2,450,483)	(916,773)	(409,259)	(44,918)
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	(134)
—	—	—	—	(506)
—	—	—	—	(1,414)

(34,281,796)	(33,520,916)	(16,130,711)	(553,368)	(82,313)

(36,933,857)	(41,359,100)	(38,311,264)	7,756,458	3,939,495

21,567	42,160	75,542	1,576	5,843

(53,302,154)	(52,209,337)	(52,288,646)	9,417,568	3,556,741
430,239,955	482,449,292	534,737,938	3,556,741	—

$376,937,801	$430,239,955	$482,449,292	$12,974,309	$3,556,741

$2,250,048	$11,836,897	$42,090,935	$—	$—

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2009	27

Financial Highlights	BlackRock Emerging Market Debt Portfolio

	BlackRock		Institutional		Investor A		Investor C
	Year Ended December 31, 2009	Period February 1, 2008[1] to December 31, 2008	Year Ended December 31, 2009	Period February 1, 2008[1] to December 31, 2008	Year Ended December 31, 2009	Period February 1, 2008[1] to December 31, 2008	Year Ended December 31, 2009	Period February 1, 2008[1] to December 31, 2008
Per Share Operating Performance
Net asset value, beginning of period	$8.39	$10.00	$8.39	$10.00	$8.38	$10.00	$8.38	$10.00

Net investment income[2]	0.54	0.48	0.56	0.49	0.53	0.45	0.46	0.41
Net realized and unrealized gain (loss)[3]	1.43	(1.61)	1.41	(1.64)	1.41	(1.62)	1.41	(1.65)

Net increase (decrease) from investment operations	1.97	(1.13)	1.97	(1.15)	1.94	(1.17)	1.87	(1.24)

Dividends from net investment income	(0.51)	(0.48)	(0.52)	(0.46)	(0.49)	(0.45)	(0.42)	(0.38)
Tax return of capital	(0.02)	—	(0.01)	—	(0.01)	—	(0.01)	—

Total dividends	(0.53)	(0.48)	(0.53)	(0.46)	(0.50)	(0.45)	(0.43)	(0.38)

Net asset value, end of period	$9.83	$8.39	$9.83	$8.39	$9.82	$8.38	$9.82	$8.38

Total Investment Return[4,5]
Based on net asset value	24.13%	(11.59)%[6]	24.06%	(11.70)%[6]	23.75%	(11.99)%[6]	22.84%	(12.61)%[6]

Ratios to Average Net Assets
Total expenses[7]	2.29%	3.42%[8]	2.19%	4.38%[8]	2.42%	4.04%[8]	3.22%	4.62%[8]

Total expenses after fees waived, reimbursed and paid indirectly	0.85%	0.84%[8]	0.89%	0.96%[8]	1.16%	1.18%[8]	1.89%	1.90%[8]

Net investment income	5.90%	5.63%[8]	5.87%	6.36%[8]	5.54%	5.38%[8]	4.76%	4.82%[8]

Supplemental Data
Net assets, end of period (000)	$10,435	$8,341	$2,522	$220	$2,028	$73	$2,945	$152

Portfolio turnover	109%	89%	109%	89%	109%	89%	109%	89%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Includes redemption fees, which are less than $0.01 per share.

4	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

5	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

6	Aggregate total investment return.

7	Organization and Offering expenses were not annualized in the calculation of the expense ratios.

8	Annualized.

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	DECEMBER 31, 2009

Financial Highlights (continued)	BlackRock International Bond Portfolio

	BlackRock
	Year Ended December 31, 2009	Period October 1, 2008 to December 31, 2008	Year Ended September 30,
			2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$10.95	$11.20	$11.57	$10.98	$11.13	$11.41

Net investment income[1]	0.25	0.09	0.40	0.35	0.33	0.30
Net realized and unrealized gain (loss)[2]	0.36	0.55	(0.38)	0.57	(0.18)	0.03

Net increase from investment operations	0.61	0.64	0.02	0.92	0.15	0.33

Dividends and distributions from:
Net investment income	(1.01)	(0.89)	(0.39)	(0.33)	(0.30)	(0.60)
Net realized gain	—	—	—	—	—	(0.01)

Total dividends and distributions	(1.01)	(0.89)	(0.39)	(0.33)	(0.30)	(0.61)

Net asset value, end of period	$10.55	$10.95	$11.20	$11.57	$10.98	$11.13

Total Investment Return[3,4]
Based on net asset value	6.13%	5.70%[5]	0.04%	8.56%[6]	1.44%	2.62%

Ratios to Average Net Assets
Total expenses	0.81%	0.81%[7]	0.77%	0.75%	0.81%	0.83%

Total expenses after fees waived, reimbursed and paid indirectly	0.78%	0.79%[7]	0.77%	0.75%	0.77%	0.78%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.78%	0.78%[7]	0.76%	0.75%	0.77%	0.78%

Net investment income	2.36%	3.11%[7]	3.34%	3.18%	3.05%	2.59%

Supplemental Data
Net assets, end of period (000)	$38,965	$62,415	$67,594	$87,530	$144,623	$98,721

Portfolio turnover	172%[8]	25%[9]	151%[10]	77%	148%	164%

1	Based on average shares outstanding.

2	Includes redemption fees, which are less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5	Aggregate total investment return.

6	The total return was not impacted by the reimbursement of losses made by the investment advisor.

7	Annualized.

8	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 157%.

9	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 10%.

10	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 105%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2009	29

Financial Highlights (continued)	BlackRock International Bond Portfolio

	Institutional
	Year Ended December 31, 2009	Period October 1, 2008 to December 31, 2008	Year Ended September 30,
			2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$10.94	$11.19	$11.56	$10.96	$11.13	$11.41

Net investment income[1]	0.24	0.08	0.40	0.35	0.32	0.28
Net realized and unrealized gain (loss)[2]	0.36	0.56	(0.38)	0.58	(0.20)	0.03

Net increase from investment operations	0.60	0.64	0.02	0.93	0.12	0.31

Dividends and distributions from:
Net investment income	(1.00)	(0.89)	(0.39)	(0.33)	(0.29)	(0.58)
Net realized gain	—	—	—	—	—	(0.01)

Total dividends and distributions	(1.00)	(0.89)	(0.39)	(0.33)	(0.29)	(0.59)

Net asset value, end of period	$10.54	$10.94	$11.19	$11.56	$10.96	$11.13

Total Investment Return[3,4]
Based on net asset value	6.06%	5.71%[5]	0.02%	8.64%[6]	1.15%	2.46%

Ratios to Average Net Assets
Total expenses	0.89%	0.83%[7]	0.79%	0.77%	0.89%	0.95%

Total expenses after fees waived, reimbursed and paid indirectly	0.86%	0.83%[7]	0.79%	0.77%	0.87%	0.94%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.86%	0.82%[7]	0.79%	0.77%	0.87%	0.94%

Net investment income	2.30%	3.07%[7]	3.32%	3.19%	2.93%	2.43%

Supplemental Data
Net assets, end of period (000)	$155,656	$175,123	$180,834	$213,262	$229,648	$346,746

Portfolio turnover	172%[8]	25%[9]	151%[10]	77%	148%	164%

	Service
	Year Ended December 31, 2009	Period October 1, 2008 to December 31, 2008	Year Ended September 30,
			2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$10.96	$11.21	$11.58	$10.98	$11.14	$11.42

Net investment income[1]	0.21	0.08	0.36	0.32	0.29	0.26
Net realized and unrealized gain (loss)[2]	0.35	0.56	(0.38)	0.58	(0.19)	0.02

Net increase (decrease) from investment operations	0.56	0.64	(0.02)	0.90	0.10	0.28

Dividends and distributions from:
Net investment income	(0.97)	(0.89)	(0.35)	(0.30)	(0.26)	(0.55)
Net realized gain	—	—	—	—	—	(0.01)

Total dividends and distributions	(0.97)	(0.89)	(0.35)	(0.30)	(0.26)	(0.56)

Net asset value, end of period	$10.55	$10.96	$11.21	$11.58	$10.98	$11.14

Total Investment Return[3,4]
Based on net asset value	5.64%	5.71%[5]	(0.30)%	8.32%[6]	0.93%	2.21%

Ratios to Average Net Assets
Total expenses	1.16%	1.12%[7]	1.11%	1.05%	1.20%	1.20%

Total expenses after fees waived, reimbursed and paid indirectly	1.15%	1.12%[7]	1.11%	1.05%	1.18%	1.19%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.15%	1.11%[7]	1.11%	1.05%	1.18%	1.19%

Net investment income	2.01%	2.78%[7]	2.99%	2.90%	2.62%	2.19%

Supplemental Data
Net assets, end of period (000)	$40,084	$45,545	$50,020	$70,819	$73,139	$107,402

Portfolio turnover	172%[8]	25%[9]	151%[10]	77%	148%	164%

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	DECEMBER 31, 2009

Financial Highlights (continued)	BlackRock International Bond Portfolio

	Investor A
	Year Ended December 31, 2009	Period October 1, 2008 to December 31, 2008	Year Ended September 30,
			2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$10.96	$11.21	$11.57	$10.98	$11.14	$11.42

Net investment income[1]	0.21	0.08	0.35	0.31	0.29	0.25
Net realized and unrealized gain (loss)[2]	0.36	0.55	(0.36)	0.57	(0.19)	0.03

Net increase (decrease) from investment operations	0.57	0.63	(0.01)	0.88	0.10	0.28

Dividends and distributions from:
Net investment income	(0.97)	(0.88)	(0.35)	(0.29)	(0.26)	(0.55)
Net realized gain	—	—	—	—	—	(0.01)

Total dividends and distributions	(0.97)	(0.88)	(0.35)	(0.29)	(0.26)	(0.56)

Net asset value, end of period	$10.56	$10.96	$11.21	$11.57	$10.98	$11.14

Total Investment Return[3,4]
Based on net asset value	5.70%	5.68%[5]	(0.29)%	8.13%[6]	0.93%	2.21%

Ratios to Average Net Assets
Total expenses	1.26%	1.25%[7]	1.19%	1.22%	1.39%	1.29%

Total expenses excluding recoupment of past waived fees	1.26%	—	—	—	—	—

Total expenses after fees waived, reimbursed and paid indirectly	1.19%	1.19%[7]	1.17%	1.16%	1.18%	1.18%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.19%	1.19%[7]	1.17%	1.16%	1.18%	1.18%

Net investment income	1.96%	2.75%[7]	2.90%	2.79%	2.64%	2.17%

Supplemental Data
Net assets, end of period (000)	$106,609	$106,247	$138,912	$110,810	$141,130	$182,321

Portfolio turnover	172%[8]	25%[9]	151%[10]	77%	148%	164%

1	Based on average shares outstanding.

2	Includes redemption fees, which are less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5	Aggregate total investment return.

6	The total return was not impacted by the reimbursement of losses made by the investment advisor.

7	Annualized.

8	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 157%.

9	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 10%.

10	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 105%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2009	31

Financial Highlights (continued)	BlackRock International Bond Portfolio

	Investor B
	Year Ended December 31, 2009	Period October 1, 2008 to December 31, 2008	Year Ended September 30,
			2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$10.96	$11.21	$11.58	$10.98	$11.14	$11.42

Net investment income[1]	0.11	0.05	0.25	0.22	0.20	0.17
Net realized and unrealized gain (loss)[2]	0.36	0.56	(0.37)	0.57	(0.19)	0.02

Net increase (decrease) from investment operations	0.47	0.61	(0.12)	0.79	0.01	0.19

Dividends and distributions from:
Net investment income	(0.87)	(0.86)	(0.25)	(0.19)	(0.17)	(0.46)
Net realized gain	—	—	—	—	—	(0.01)

Total dividends and distributions	(0.87)	(0.86)	(0.25)	(0.19)	(0.17)	(0.47)

Net asset value, end of period	$10.56	$10.96	$11.21	$11.58	$10.98	$11.14

Total Investment Return[3,4]
Based on net asset value	4.78%	5.46%[5]	(1.18)%	7.30%[6]	0.10%	1.45%

Ratios to Average Net Assets
Total expenses	2.09%	2.02%[7]	2.00%	2.01%	2.03%	1.95%

Total expenses after fees waived, reimbursed and paid indirectly	2.08%	2.02%[7]	2.00%	2.01%	2.02%	1.93%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	2.08%	2.02%[7]	2.00%	2.01%	2.02%	1.93%

Net investment income	1.08%	1.88%[7]	2.11%	1.96%	1.79%	1.43%

Supplemental Data
Net assets, end of period (000)	$5,132	$8,376	$9,347	$12,539	$15,475	$19,705

Portfolio turnover	172%[8]	25%[9]	151%[10]	77%	148%	164%

	Investor C
	Year Ended December 31, 2009	Period October 1, 2008 to December 31, 2008	Year Ended September 30,
			2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$10.95	$11.20	$11.61	$11.01	$11.17	$11.45

Net investment income[1]	0.13	0.05	0.27	0.24	0.21	0.17
Net realized and unrealized gain (loss)	0.35	0.56	(0.42)	0.57	(0.19)	0.02

Net increase (decrease) from investment operations	0.48	0.61	(0.15)	0.81	0.02	0.19

Dividends and distributions from:
Net investment income	(0.89)	(0.86)	(0.26)	(0.21)	(0.18)	(0.46)
Net realized gain	—	—	—	—	—	(0.01)

Total dividends and distributions	(0.89)	(0.86)	(0.26)	(0.21)	(0.18)	(0.47)

Net asset value, end of period	$10.54	$10.95	$11.20	$11.61	$11.01	$11.17

Total Investment Return[3,4]
Based on net asset value	4.80%	5.50%[5]	(1.40)%	7.41%[6]	0.17%	1.45%

Ratios to Average Net Assets
Total expenses	1.97%	1.93%[7]	1.88%	1.89%	1.95%	1.94%

Total expenses after fees waived, reimbursed and paid indirectly	1.95%	1.93%[7]	1.88%	1.89%	1.94%	1.93%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.95%	1.93%[7]	1.87%	1.89%	1.94%	1.93%

Net investment income	1.21%	1.98%[7]	2.23%	2.12%	1.88%	1.42%

Supplemental Data
Net assets, end of period (000)	$30,491	$32,535	$35,742	$39,777	$50,795	$65,555

Portfolio turnover	172%[8]	25%[9]	151%[10]	77%	148%	164%

1	Based on average shares outstanding.

2	Includes redemption fees, which are less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5	Aggregate total investment return.

6	The total return was not impacted by the reimbursement of losses made by the investment advisor.

7	Annualized.

8	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 157%.

9	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 10%.

10	Includes TBA transactions; excluding these transactions, the portfolio turnover would have been 105%.

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	DECEMBER 31, 2009

Financial Highlights (concluded)	BlackRock Strategic Income Portfolio

	Institutional		Investor A		Investor C
	Year Ended December 31, 2009	Period February 5, 2008[1] to December 31, 2008	Year Ended December 31, 2009	Period February 5, 2008[1] to December 31, 2008	Year Ended December 31, 2009	Period February 5, 2008[1] to December 31, 2008
Per Share Operating Performance
Net asset value, beginning of period	$7.96	$10.00	$7.97	$10.00	$7.96	$10.00

Net investment income[2]	0.56	0.62	0.53	0.59	0.47	0.58
Net realized and unrealized gain (loss)	1.39	(2.11)	1.39	(2.09)	1.39	(2.15)

Net increase (decrease) from investment operations	1.95	(1.49)	1.92	(1.50)	1.86	(1.57)

Dividends and distributions from:
Net investment income	(0.55)	(0.59)	(0.53)	(0.57)	(0.46)	(0.51)
Net realized gain	—	(0.00)[3]	—	(0.00)[3]	—	(0.00)[3]

Total dividends and distributions	(0.55)	(0.59)	(0.53)	(0.57)	(0.46)	(0.51)

Redemption fees added to paid-in capital	0.00 [3]	0.04	0.00 [3]	0.04	0.00 [3]	0.04

Net asset value, end of period	$9.36	$7.96	$9.36	$7.97	$9.36	$7.96

Total Investment Return[4,5]
Based on net asset value	25.23%	(15.06)%[6]	24.76%	(15.13)%[6]	23.99%	(15.79)%[6]

Ratios to Average Net Assets
Total expenses[7]	1.54%[8]	19.13%[9,10]	1.85%[8]	16.33%[9,10]	2.51%[8]	14.27%[9,10]

Total expenses after fees waived, reimbursed and paid indirectly	0.15%[8]	0.15%[9,10]	0.40%[8]	0.40%[9,10]	1.15%[8]	1.14%[9,10]

Net investment income	6.30%[8]	7.51%[9,10]	6.05%[8]	7.19%[9,10]	5.32%[8]	7.38%[9,10]

Supplemental Data
Net assets, end of period (000)	$1,035	$244	$2,351	$843	$9,588	$2,470

Portfolio turnover	128%	115%	128%	115%	128%	115%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Less than $0.01 per share.

4	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

5	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

6	Aggregate total investment return.

7	Organization and Offering expenses were not annualized in the calculation of the expense ratios.

8	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.49%.

9	Annualized.

10	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.47%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	DECEMBER 31, 2009	33

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2009, the Fund had 33 registered portfolios, of which the BlackRock Emerging Market Debt Portfolio (“Emerging Market Debt”), BlackRock International Bond Portfolio (“International Bond”) and BlackRock Strategic Income Portfolio (“Strategic Income”) (collectively the “Portfolios”) are included in these financial statements. The Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Portfolio offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the Service, Investor A, Investor B and Investor C Shares bear certain expenses related to the service of such shares and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately seven years. Investor B Shares of International Bond are only available for purchase through exchanges, dividend reinvestments or for purchases by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its service and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan). Strategic Income generally invests in open-end affiliated investment companies (mutual funds) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) (collectively, the “Underlying Funds”). By owning shares of the Underlying Funds, Strategic Income indirectly invests, to varying degrees, in securities of US and non-US companies, including small and medium sized companies, and in fixed-income securities. Equity funds may also include funds that invest in real estate-related and other similar securities, as well as commodities. Fixed income funds may include funds that invest in domestic and non-US bonds, US Government securities, high yield (or junk) bonds, and cash or money market instruments. In addition, the Underlying Funds may invest in derivatives.

The following is a summary of significant accounting policies followed by the Portfolios:

Valuation: The Portfolios’ policy is to value instruments at fair value. The Portfolios value their bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Fund’s Board of Trustees (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures based on valuation technology commonly employed in the market for such investments. The fair values of asset-backed and mortgage-backed securities are estimated based on models. The models consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued by utilizing quotes received daily by the Portfolios’ pricing service or through brokers which are derived using daily swap curves and trades of underlying securities. To-be-announced (“TBA”) commitments are valued at the current market value of the underlying securities. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mid between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Portfolios might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such instruments used in computing the net assets of each

34	BLACKROCK FUNDS II	DECEMBER 31, 2009

Notes to Financial Statements (continued)

Portfolio are determined as of such times. Occasionally, events affecting the values of such instruments may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of each Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolios report foreign currency related transactions as components of realized gain(loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Portfolios may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment rate feature will have the effect of shortening the maturity of the security. If a Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Portfolios may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) are guaranteed as to the timely payment of principal and interest by GNMA, and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal National Mortgage Association (“FNMA”) including FNMA guaranteed Mortgage Pass-Through Certificates are solely the obligations of the FHLMC and FNMA, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Certain Portfolios invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Multiple Class Pass-Through Securities: The Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by GNMA, US Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities, the payments on which are used to make payments on the CMOs or multiple class pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Portfolios may not fully recoup their initial investments in IOs.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Interests can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated

BLACKROCK FUNDS II	DECEMBER 31, 2009	35

Notes to Financial Statements (continued)

as interest rather than dividends for federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Forward Commitments and When-Issued Delayed Delivery Securities: The Portfolios may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolios may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolios may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty the Portfolio’s maximum amount of loss is the unrealized gain of the commitment, which is shown on the Schedules of Investments, if any.

Inflation-Indexed Bonds: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage Dollar Roll Transactions: The Portfolios may sell mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Portfolios will not be entitled to receive interest and principal payments on the securities sold. The Portfolios account for dollar roll transactions as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that each Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: A treasury roll transaction involves the sale of a Treasury security, with an agreement to repurchase the same security at an agreed upon price and date. Treasury rolls constitute a borrowing and the difference between the sale and repurchase price represents interest expense at an agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the income and gains on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by the Portfolios. Treasury rolls are not considered purchases and sales and any gains or losses incurred on the treasury rolls will be deferred until the treasury securities are disposed.

Treasury roll transactions involve the risk that the market value of the securities that the Portfolios are required to purchase may decline below the agreed upon purchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the treasury roll, the use of this technique will adversely impact the investment performance of the Portfolios.

Stripped Mortgage-Backed Securities: The Portfolios may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. The Portfolios also may invest in stripped mortgage-backed securities that are privately issued.

TBA Commitments: The Portfolios may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolios’ other assets.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBAs beyond normal settlement, swaps, written options, foreign currency exchange contracts and financial futures contracts) each Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios have determined the ex-dividend date. Interest income is recognized on the accrual basis. The Portfolios amortize all premiums and discounts on debt securities. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statements

36	BLACKROCK FUNDS II	DECEMBER 31, 2009

Notes to Financial Statements (continued)

of Operations. Income, realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains, if any, paid by the Portfolios are recorded on the ex-dividend date.

Income Taxes: It is the Portfolios’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Portfolios file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on International Bond’s US federal tax return remains open for the years ended September 30, 2006 through September 30, 2008 and the period ended December 31, 2008 and the year ended December 31, 2009. Emerging Market Debt’s and Strategic Income’s US federal income tax returns remain open for the period ended December 31, 2008 and the year ended December 31, 2009. The statutes of limitations on each Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board (“FASB”) for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Portfolios’ financial statements and disclosures, if any, is currently being assessed.

In January 2010, the FASB issued amended guidance for improving disclosure about fair value measurements that adds new disclosure requirements about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Portfolios’ financial statements and disclosures, if any, is currently being assessed.

Bank Overdraft: As of December 31, 2009, Strategic Income recorded a bank overdraft resulting from the estimation of available cash. The overdraft resulted in fees being charged by the custodian which are included in custodian on the Statements of Operations.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of Emerging Market Debt and Strategic Income were expensed by each Portfolio and reimbursed by the investment advisor (as defined below). Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Other: Expenses directly related to a Portfolio or its classes are charged to that Portfolio or its classes. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Portfolio are allocated daily to each class based on its relative net assets.

2. Derivative Financial Instruments:

The Portfolios may engage in various portfolio investment strategies both to increase the return of the Portfolios and to economically hedge, or protect, their exposure to certain risks such as credit, interest rate risk and foreign currency exchange rate risks. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying instrument or if the counterparty does not perform under the contract. The Portfolios may mitigate counterparty risk through master netting agreements included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement between a Portfolio and each of its counterparties. The ISDA Master Agreement allows each Portfolio to offset with its counterparty certain derivative financial instruments’ payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Portfolios from their counterparties are not fully collateralized contractually or otherwise, the Portfolios bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices.

The Portfolios’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Portfolios. For OTC purchased options, the Portfolios bear the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Options written by the Portfolios do not give rise to counterparty credit risk, as written options

BLACKROCK FUNDS II	DECEMBER 31, 2009	37

Notes to Financial Statements (continued)

obligate the Portfolios to perform and not the counterparty. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Portfolio’s net assets decline by a stated percentage or a Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Portfolios to accelerate payment of any net liability owed to the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

Financial Futures Contracts: The Portfolios may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or yield. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: Certain Portfolios may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio positions (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Portfolio, help to manage the overall exposure to the currency backing some of the investments held by a Portfolio. The contract is marked-to-market daily and the change in market value is recorded by a Portfolio as an unrealized gain or loss. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement or unfavorable movements in the value of a foreign currency relative to the US dollar.

Options: The Portfolios may purchase and write call and put options to increase or decrease their exposure to underlying instruments (interest rate risk) and/or, in the case of written options, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When a Portfolio purchases (writes) an option, an amount equal to the premium paid (received) by a Portfolio is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Portfolio enters into a closing transaction), a Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When a Portfolio writes a call option, such option is “covered,” meaning that a Portfolio holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When a Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.

In purchasing and writing options, a Portfolio bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in a Portfolio purchasing or selling a security at a price different from the current market value. The Portfolios may execute transactions in both listed and OTC options.

Swaps: The Portfolios may enter into swap agreements, in which a Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Portfolios are recorded in the Statements of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract, if any. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps – The Portfolios may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate

38	BLACKROCK FUNDS II	DECEMBER 31, 2009

Notes to Financial Statements (continued)

and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Portfolios enter into credit default agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which they are not otherwise exposed (as seller of protection). The Portfolios may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign) or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place. (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, a Portfolio will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, a Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

•

Interest rate swaps — The Portfolios may enter into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Instruments Categorized by Risk Exposure:

	Values of Derivative Instruments as of December 31, 2009*
	Asset Derivatives
	Statements of Assets and Liabilities Location	Emerging Market Debt	International Bond
Interest rate contracts**	Net unrealized appreciation/depreciation/ Unrealized appreciation on swaps/ Investments at value — unaffiliated Investments at value — unaffiliated/	$85,157	$1,013,436
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	160,540	2,830,629
Credit contracts	Unrealized appreciation on swaps	1,052	6,791

Total		$246,749	$3,850,856

	Liability Derivatives
	Statements of Assets and Liabilities Location	Emerging Market Debt	International Bond
Interest rate contracts**	Net unrealized appreciation/depreciation/ Options written at value/ Unrealized depreciation on swaps Options written at value/	$54,711	$688,048
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	162,300	3,598,471
Credit contracts	Unrealized depreciation on swaps	7,026	742,012

Total		$224,037	$5,028,531

**	Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

BLACKROCK FUNDS II	DECEMBER 31, 2009	39

Notes to Financial Statements (continued)

	The Effect of Derivative Instruments on the Statements of Operations Year Ended December 31, 2009
	Net Realized Gain (Loss) from
	Emerging Market Debt	International Bond
Credit contracts:
Swaps	$(43,997)	$(90,289)
Foreign currency exchange contracts:
Foreign currency transactions	(424,371)	3,433,239
Options*	(43,288)	(52,907)
Interest rate contracts:
Financial futures contracts	(65,329)	2,264,245
Options*	—	28,680
Swaps	8,192	307,907

Total	$(568,793)	$5,890,875

	Net Change in Unrealized Appreciation/Depreciation on
	Emerging Market Debt	International Bond
Credit contracts:
Swaps	$6,433	$(1,000,229)
Foreign currency exchange contracts:
Foreign currency transactions	(1,673)	(9,005,217)
Options*	(5,703)	—
Interest rate contracts:
Financial futures contracts	8,633	1,559,620
Options*	(4,786)	(108,716)
Swaps	(21,530)	(760,112)

Total	$(18,626)	$(9,314,654)

*	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended December 31, 2009, the average derivatives activity was as follows:

	Emerging Market Debt	International Bond
Futures:
Average number of contracts	4	1,048
Average value	$4,570	$1,350,089
Foreign currency exchange contracts:
Average number of contracts	65	56
Average US dollar amount	$11,825,297	$243,849,598
Options purchased:
Average number of contracts	116	2,970
Average premium	$33,777	$114,868
Credit default swaps:
Average number of positions	4	5
Average notional amount	$1,464,930	$14,019,317
Interest rate swaps:
Average number of positions	2	2
Average notional amount	$12,725,538	$25,193,105

See Note 4 for written option transactions for the year.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

The Fund, on behalf of the Portfolios, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of each Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolios. For such services, each Portfolio pays the Manager a monthly fee, based on the average daily value of the Portfolio’s net assets, at the following annual rates:

	Emerging Market Debt	International Bond and Strategic Income
Average Daily Net Assets	Investment Advisory Fee	Investment Advisory Fee
First $1 Billion	0.600%	0.550%
$1 Billion — $2 Billion	0.550	0.500
$2 Billion — $3 Billion	0.525	0.475
Greater Than $3 Billion	0.500	0.450

The Advisory fee for Strategic Income would be attributable to direct investments in fixed income and other securities and would exclude investments in the Underlying Funds. There were no direct investments during the year ended December 31, 2009, therefore no advisory fees were accrued.

40	BLACKROCK FUNDS II	DECEMBER 31, 2009

Notes to Financial Statements (continued)

The Manager contractually agreed to waive or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses in order to limit expenses. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement until May 1, 2010 unless approved by the Board, including a majority of the non-interested Trustees. Prior to July 1, 2009, the expense limitations as a percentage of net assets were as follows:

	Emerging Market Debt	International Bond	Strategic Income
BlackRock	0.85%	0.78%	NA
Institutional	1.00%	1.03%	0.15%
Service	NA	1.33%	NA
Investor A	1.25%	1.19%	0.40%
Investor B	NA	2.25%	NA
Investor C	2.00%	2.25%	1.15%

Effective July 1, 2009, the expense limitations as a percentage of net assets are as follows:

	Emerging Market Debt	International Bond	Strategic Income
BlackRock	0.85%	0.79%	NA
Institutional	1.00%	1.03%	0.15%
Service	NA	1.33%	NA
Investor A	1.25%	1.20%	0.40%
Investor B	NA	2.25%	NA
Investor C	2.00%	2.25%	1.15%

The Manager has voluntarily agreed to waive its advisory fee by the amount of investment advisory fees the Portfolios pay to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by advisor in the Statements of Operations.

The Manager has entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, under which the Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Portfolios to the Manager.

The Fund, on behalf of the Portfolios, has entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan, in accordance with Rule 12b-1 under the 1940 Act, the Portfolios pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Portfolios as follows:

	Service Fee	Distribution Fee
Service*	0.25%	N/A
Investor A	0.25%	N/A
Investor B*	0.25%	0.75%
Investor C	0.25%	0.75%

*	Service class and Investor B class pertain only to International Bond.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Portfolios. The ongoing service and/or distribution fees compensate BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

For the year ended December 31, 2009, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Portfolios’ Investor A Shares as follows:

Emerging Market Debt	$3,114
International Bond	$16,417
Strategic Income	$1,736

For the year ended December 31, 2009, affiliates received the following contingent deferred sales charges relating to transactions in Investor A, Investor B, and Investor C Shares:

Share Classes	Emerging Market Debt	International Bond	Strategic Income
Investor A	—	$35,998	—
Investor B	—	$12,525	—
Investor C	$232	$4,224	$2,085

PFPC Trust Company, an indirect, wholly owned subsidiary of PNC, serves as custodian for International Bond and Strategic Income. Brown Brothers Harriman & Co. serves as the custodian for Emerging Market Debt. For these services, the custodians each receive a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Portfolio. The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion, and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Each class of each Portfolio bears the costs of transfer agent fees associated with such respective class. Transfer agent fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications, including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculations, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, affiliates provide certain Portfolios with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, affiliates receive an annual fee per shareholder account which will vary depending on the share class. For the year ended December 31, 2009, International Bond incurred $55,298 in fees in return for these services, which are included in transfer agent — class specific in the Statements of Operations.

BLACKROCK FUNDS II	DECEMBER 31, 2009	41

Notes to Financial Statements (continued)

The Manager maintains a call center which is responsible for providing certain shareholder services to the Portfolios, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares. For the year ended December 31, 2009 each Portfolio reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations.

Share Classes	Emerging Market Debt	International Bond	Strategic Income
BlackRock	$55	$307	—
Institutional	28	2,489	$17
Service	—	1,868	—
Investor A	108	13,509	102
Investor B	—	1,104	—
Investor C	69	2,090	474

Total	$260	$21,367	$593

PNCGIS and the Manager act as co-administrators for the Portfolios. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of average daily net assets in excess of $1 billion. In addition, PNCGIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Portfolio or a share class.

For the year ended December 31, 2009, the following charts show the various types of class specific expenses borne directly by each class of each Portfolio and any associated waivers or reimbursements of those expenses.

	Administration Fees
Share Classes	Emerging Market Debt	International Bond	Strategic Income
BlackRock	$2,277	$10,349	—
Institutional	269	39,664	$153
Service	—	10,412	—
Investor A	273	25,961	436
Investor B	—	1,596	—
Investor C	234	7,413	1,926

Total	$3,053	$95,395	$2,515

	Administration Fees Waived
Share Classes	Emerging Market Debt	International Bond	Strategic Income
BlackRock	$2,004	$6,604	—
Institutional	—	13,133	$152
Investor A	71	22,003	435
Investor C	6	—	1,919

Total	$2,081	$41,740	$2,506

	Service and Distribution Fees
Share Classes	Emerging Market Debt	International Bond	Strategic Income
Service	—	$104,096	—
Investor A	$2,729	259,326	$4,365
Investor B	—	63,868	—
Investor C	9,343	295,052	77,025

Total	$12,072	$722,342	$81,390

42	BLACKROCK FUNDS II	DECEMBER 31, 2009

Notes to Financial Statements (continued)

	Transfer Agent Fees
Share Classes	Emerging Market Debt	International Bond	Strategic Income
BlackRock	$107	$3,134	—
Institutional	277	128,619	$165
Service	—	42,840	—
Investor A	824	209,988	760
Investor B	—	17,991	—
Investor C	551	47,982	4,462

Total	$1,759	$450,554	$5,387

	Transfer Agent Fees Waived
Share Classes	Emerging Market Debt	International Bond	Strategic Income
BlackRock	$29	$88	—
Institutional	—	146	$17
Investor A	79	13,484	101
Investor C	3	—	468

Total	$111	$13,718	$586

	Transfer Agent Fees Reimbursed
Share Classes	Emerging Market Debt	International Bond	Strategic Income
BlackRock	$20	$23	—
Institutional	—	14,468	$142
Investor A	123	22,378	638
Investor C	4	—	3,918

Total	$147	$36,869	$4,698

If during a Portfolio’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a contractual waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed during the prior two fiscal years under the agreement provided that: (1) the Portfolio of which the share class is part has more than $50 million in assets and (2) the Manager or an affiliate continues to serve as the Portfolio’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended December 31, 2009, the Manager recouped $4,138 of the Investor A Shares waivers previously recorded by International Bond. On December 31, 2009, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	Expiring December 31,
	2010	2011
Emerging Market Debt	$235,876	$171,821
International Bond	$20,715	$93,703
Strategic Income	$171,615	$138,292

The waivers of $10,490 previously recorded by International Bond, which were subject to recoupment by the Manager, expired on December 31, 2009.

The Portfolios may also receive earnings credits related to cash balances with PNCGIS which are shown on the Statements of Operations as fees paid indirectly.

During the year ended December 31, 2009, International Bond received reimbursements from an affiliate in the amount of $21,010 which is included in capital share transactions in the Statements of Changes in Net Assets, relating to processing errors.

Certain officers and/or trustees of the Fund are officers and/or directors of BlackRock or its affiliates. The Portfolios reimburse the Manager for compensation paid to the Fund’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions, excluding short-term and US government securities for the year ended December 31, 2009, were as follows:

	Purchases	Sales
Emerging Market Debt	$19,047,503	$11,689,540
International Bond	$548,246,359	$622,693,422
Strategic Income	$20,333,596	$12,469,576

BLACKROCK FUNDS II	DECEMBER 31, 2009	43

Notes to Financial Statements (continued)

Purchases and sales of US government securities for the year ended December 31, 2009, were as follows:

	Purchases	Sales
Emerging Market Debt	$111,160	$109,247
International Bond	$80,156,100	$99,742,361

Purchases and sales of mortgage dollar rolls for International Bond for the year ended December 31, 2009, were $55,978,570 and $56,139,168, respectively.

Written option transactions during the year ended December 31, 2009 are summarized as follows:

	Emerging Market Debt				International Bond
	Calls		Puts		Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received
Options outstanding at beginning of year	—	—	—	—	1,400	$524,650	1,400	$524,650
Options written	62	$4,249	152	$74,363	16,797,060	432,787	1,091	459,050
Options expired	(62)	(4,249)	(20)	(2,080)	(16,796,000)	(31,073)	(800)	(362,714)
Options closed	—	—	—	—	(2,200)	(887,364)	(1,431)	(580,686)

Options outstanding at end of year	—	$—	132	$72,283	260	$39,000	260	$40,300

5. Borrowings:

For the year ended December 31, 2009, for International Bond the average amount of borrowings was approximately $347,260 and the daily weighted average interest rates in treasury rolls was 2.88%.

6. Short-Term Borrowings:

The Portfolios, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolios may borrow up to the maximum amount allowable under the Portfolios’ current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. Prior to its renewal, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Portfolios based on its net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Portfolios’ pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Portfolios based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Portfolios’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Portfolios did not borrow under the credit agreement during the year ended December 31, 2009.

7. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or on net asset values per share. The following permanent differences as of December 31, 2009 attributable to foreign currency transactions, reclassification of net paydown losses and the accounting for swap agreements were reclassified to the following accounts:

	Emerging	International
	Market Debt	Bond
Undistributed (distributions in excess of) Net Investment Income	$(54,044)	$16,771,467
Accumulated Net Realized gain (loss)	$54,044	$(16,771,467)

44	BLACKROCK FUNDS II	DECEMBER 31, 2009

Notes to Financial Statements (continued)

The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2009 were as follows:

	Emerging	International	Strategic
	Market Debt	Bond	Income
Ordinary Income
12/31/09	$663,363	$34,281,796	$553,368
12/31/08	$485,204	$33,520,916	$82,313
Tax Return of Capital
12/31/09	$29,539	$—	$—
Total Distributions
12/31/09	$692,902	$34,281,796	$553,368
12/31/08	$485,204	$33,520,916	$82,313

As of December 31, 2009, the tax components of accumulated net earnings (losses) were as follows:

	Emerging	International	Strategic
	Market Debt	Bond	Income
Undistributed Ordinary Income	$—	$7,917,135	$494,617
Capital Loss Carryforwards	(359,118)	(23,813,013)	—
Undistributed Long-Term Capital Gains	—	—	208,080
Net Unrealized Gains*	552,712	5,083,966	568,240

Total	$193,594	$(10,811,912)	$1,270,937

*	The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains(losses) on certain futures and foreign currency contracts, the accounting for swap agreements, the deferral of post-October capital losses for tax purposes, the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

As of December 31, 2009, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	Emerging	International
Expires	Market Debt	Bond
2014	—	$2,538,574
2015	—	208,463
2016	$145,091	3,233,885
2017	214,027	17,832,091

Total	$359,118	$23,813,013

8. Market and Credit Risk:

In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Portfolios have unsettled or open transactions may default. Financial assets, which potentially expose the Portfolios to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolios’ exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Portfolios’ Statements of Assets and Liabilities, less any collateral held by the Portfolios.

9. Capital Shares Transactions:

Transactions in shares for each class were as follows:

	Year Ended		Period February 1, 2008* to
	December 31, 2009		December 31, 2008
Emerging Market Debt	Shares	Amount	Shares	Amount
BlackRock
Shares sold	67,650	$663,645	1,061,696	$10,609,436
Shares issued in reinvestment of dividends	135	1,315	329	3,200

Total issued	67,785	664,960	1,062,025	10,612,636
Shares redeemed	(571)	(5,610)	(67,499)	(658,520)

Net increase	67,214	$659,350	994,526	$9,954,116

BLACKROCK FUNDS II	DECEMBER 31, 2009	45

Notes to Financial Statements (continued)

	Year Ended December 31, 2009		Period February 1, 2008* to December 31, 2008
Emerging Market Debt (concluded)	Shares	Amount	Shares	Amount
Institutional
Shares sold	249,134	$2,356,267	28,239	$252,200
Shares issued in reinvestment of dividends	3,944	37,081	438	3,542

Total issued	253,078	2,393,348	28,677	255,742
Shares redeemed	(22,853)	(216,486)	(2,426)	(20,403)

Net increase	230,225	$2,176,862	26,251	$235,339

Investor A
Shares sold	290,304	$2,705,320	9,984	$87,771
Shares issued in reinvestment of dividends	2,959	28,211	45	395

Total issued	293,263	2,733,531	10,029	88,166
Shares redeemed	(95,575)	(921,545)	(1,296)	(12,129)

Net increase	197,688	$1,811,986	8,733	$76,037

Investor C
Shares sold	289,665	$2,777,676	24,059	$206,784
Shares issued in reinvestment of dividends	3,594	34,491	82	707

Total issued	293,259	2,812,167	24,141	207,491
Shares redeemed	(11,611)	(111,691)	(6,043)	(58,011)

Net increase	281,648	$2,700,476	18,098	$149,480

*	Commencement of operations.

	Year Ended		Period October 1, 2008 to		Year Ended
	December 31, 2009		December 31, 2008		September 30, 2008
International Bond	Shares	Amount	Shares	Amount	Shares	Amount
BlackRock
Shares sold	1,724,196	$18,462,297	400,878	$4,450,515	2,456,389	$29,648,295
Shares issued in reinvestment of dividends	285,614	2,923,997	332,814	3,627,967	109,983	1,319,072

Total issued	2,009,810	21,386,294	733,692	8,078,482	2,566,372	30,967,367
Shares redeemed	(4,014,664)	(41,905,601)	(1,068,632)	(11,726,715)	(4,097,108)	(49,101,436)

Net decrease	(2,004,854)	$(20,519,307)	(334,940)	$(3,648,233)	(1,530,736)	$(18,134,069)

Institutional
Shares sold	3,336,893	$35,102,028	1,702,714	$18,895,797	2,912,882	$35,080,457
Shares issued in reinvestment of dividends	1,039,822	10,596,703	545,599	5,937,165	194,230	2,329,875

Total issued	4,376,715	45,698,731	2,248,313	24,832,962	3,107,112	37,410,332
Shares redeemed	(5,610,842)	(59,013,583)	(2,397,918)	(26,257,193)	(5,397,676)	(65,260,130)

Net decrease	(1,234,127)	$(13,314,852)	(149,605)	$(1,424,231)	(2,290,564)	$(27,849,798)

Service
Shares sold	1,010,868	$10,761,163	293,029	$3,253,607	1,595,289	$19,299,844
Shares issued in reinvestment of dividends	299,465	3,063,783	269,387	2,936,662	122,760	1,473,465

Total issued	1,310,333	13,824,946	562,416	6,190,269	1,718,049	20,773,309
Shares redeemed	(1,668,988)	(17,758,126)	(868,479)	(9,525,987)	(3,371,989)	(40,575,777)

Net decrease	(358,655)	$(3,933,180)	(306,063)	$(3,335,718)	(1,653,940)	$(19,802,468)

46	BLACKROCK FUNDS II	DECEMBER 31, 2009

Notes to Financial Statements (continued)

	Year Ended		Period October 1, 2008 to		Year Ended
	December 31, 2009		December 31, 2008		September 30, 2008
International Bond (concluded)	Shares	Amount	Shares	Amount	Shares	Amount
Investor A
Shares sold and automatic conversion of shares	4,638,067	$49,102,793	943,808	$10,371,963	5,871,429	$69,911,927
Shares issued in reinvestment of dividends	826,636	8,469,114	674,273	7,357,183	263,454	3,157,834

Total issued	5,464,703	57,571,907	1,618,081	17,729,146	6,134,883	73,069,761
Shares redeemed	(5,059,198)	(52,989,917)	(4,314,011)	(47,474,653)	(3,325,192)	(39,932,181)

Net increase (decrease)	405,505	$4,581,990	(2,695,930)	$(29,745,507)	2,809,691	$33,137,580

Investor B
Shares sold	20,933	$220,595	1,242	$13,676	72,217	$874,421
Shares issued in reinvestment of dividends	42,687	435,008	51,231	559,075	17,270	207,490

Total issued	63,620	655,603	52,473	572,751	89,487	1,081,911
Shares redeemed and automatic conversion of shares	(341,611)	(3,589,286)	(122,025)	(1,353,398)	(338,562)	(4,061,179)

Net decrease	(277,991)	$(2,933,683)	(69,552)	$(780,647)	(249,075)	$(2,979,268)

Investor C
Shares sold	872,268	$9,398,449	124,410	$1,405,229	1,294,506	$15,692,671
Shares issued in reinvestment of dividends	202,743	2,069,020	195,155	2,125,862	64,716	778,038

Total issued	1,075,011	11,467,469	319,565	3,531,091	1,359,222	16,470,709
Shares redeemed	(1,155,164)	(12,282,294)	(539,146)	(5,955,855)	(1,593,382)	(19,153,950)

Net decrease	(80,153)	$(814,825)	(219,581)	$(2,424,764)	(234,160)	$(2,683,241)

	Year Ended		Period February 5, 2008* to
	December 31, 2009		December 31, 2008
Strategic Income	Shares	Amount	Shares	Amount
Institutional
Shares sold	89,894	$777,546	39,919	$368,408
Shares issued in reinvestment of dividends and distributions	2,223	19,688	276	2,323

Total issued	92,117	797,234	40,195	370,731
Shares redeemed	(12,230)	(107,873)	(9,521)	(85,885)

Net increase	79,887	$689,361	30,674	$284,846

Investor A
Shares sold	250,969	$2,159,908	126,832	$1,163,669
Shares issued in reinvestment of dividends and distributions	8,331	73,890	1,797	15,766

Total issued	259,300	2,233,798	128,629	1,179,435
Shares redeemed	(113,957)	(1,007,173)	(22,836)	(211,027)

Net increase	145,343	$1,226,625	105,793	$968,408

Investor C
Shares sold	1,116,602	$9,476,307	376,169	$3,258,986
Shares issued in reinvestment of dividends and distributions	30,771	274,064	3,176	26,784

Total issued	1,147,373	9,750,371	379,345	3,285,770
Shares redeemed	(432,767)	(3,909,899)	(69,104)	(599,529)

Net increase	714,606	$5,840,472	310,241	$2,686,241

*	Commencement of operations.

BLACKROCK FUNDS II	DECEMBER 31, 2009	47

Notes to Financial Statements (concluded)

There is a 2% redemption fee on shares of the Portfolios’ redeemed or exchanged which have been held for 30 days or less. The redemption fees are collected and retained by the Portfolio for the benefit of its remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Portfolios through February 24, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

48	BLACKROCK FUNDS II	DECEMBER 31, 2009

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock Funds II:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the BlackRock Emerging Market Debt Portfolio, BlackRock Strategic Income Portfolio, and BlackRock International Bond Portfolio [three of the thirty-three portfolios constituting the BlackRock Funds II (the “Fund”), (collectively, the “Portfolios”)] as of December 31, 2009, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Emerging Market Debt Portfolio, BlackRock International Bond Portfolio, and BlackRock Strategic Income Portfolio of the BlackRock Funds II as of December 31, 2009, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods specified, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 24, 2010

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid monthly by BlackRock International Bond Portfolio, BlackRock Emerging Market Debt Portfolio and BlackRock Strategic Income Portfolio for the taxable period ended December 31, 2009:

Foreign Source Income
International Bond	23.10%
Emerging Market Debt	100.00%

Interest Related Dividends for Non-U.S. Residents
International Bond	10.47	%*
Strategic Income	93.51	%*

*	Represents the portion of the taxable ordinary dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

BLACKROCK FUNDS II	DECEMBER 31, 2009	49

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1]

Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board, Trustee and Member of the Audit Committee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	35 RICs consisting of 98 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board, Chairman of the Audit Committee and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (a global technology commercialization company) from 2001 to 2007.	35 RICs consisting of 98 Portfolios	Watson Pharmaceutical Inc.

James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	35 RICs consisting of 98 Portfolios	None

Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Trustee	Since 2005	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	35 RICs consisting of 101 Portfolios	None

Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	35 RICs consisting of 98 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2001	Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca Cola Company since 2002; Advisory Board Member, BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003.	35 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	35 RICs consisting of 101 Portfolios	None

John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Trustee, Woods Hole Oceanographic Institute since 2003; Director, Allmerica Financial Corporation from 1995 to 2003; Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	35 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director of ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit), since 2008; President, American Bar Association from 1995 to 1996.	35 RICs consisting of 98 Portfolios	None

50	BLACKROCK FUNDS II	DECEMBER 31, 2009

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Trustee, University of Wyoming Foundation since 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.	35 RICs consisting of 98 Portfolios	None

Richard R. West 55 East 52nd Street New York, NY 10055 1938	Trustee and Member of the Audit Committee	Since 2007	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	35 RICs consisting of 98 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)

1	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

2	Date shown is the earliest date a person has served as a trustee for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Fund’s board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; Fred G. Weiss, 1998; and Richard R. West, 1978.

Interested Trustees[3]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2005	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.	173 RICs consisting of 304 Portfolios	None

Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2000	Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	35 RICs consisting of 98 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	173 RICs consisting of 304 Portfolios	None

3	Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK FUNDS II	DECEMBER 31, 2009	51

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Fund Officers[1]

Anne F. Ackerley 55 East 52nd Street New York, NY 10055 1962	President and Chief Executive Officer	Since 2009	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Jeffery Holland, CFA 55 East 52nd Street New York, NY 10055 1971	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Howard B. Surloff 55 East 52nd Street New York, NY 10055 1965	Secretary	Since 2007	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

1	Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Financial

Management, Inc.

New York, NY 10022

Co-Administrator and Transfer Agent

PNC Global Investment

Servicing (U.S.) Inc.

Wilmington, DE 19809

Custodians

PFPC Trust Company2

Philadelphia, PA 19153

Brown Brothers

Harriman & Co.3

Boston, MA 02109

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Portfolios

100 Bellevue Parkway

Wilmington, DE 19809

2	For International Bond and Strategic Income.

3	For Emerging Market Debt.

52	BLACKROCK FUNDS II	DECEMBER 31, 2009

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12 month period ended June 30 is available, upon request and without charge (1) at www.blackrock.com, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

BLACKROCK FUNDS II	DECEMBER 31, 2009	53

Additional Information (concluded)

Section 19 Notices

These reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Portfolio’s investment experience during the year and may be subject to changes based on the tax regulations. The Portfolios will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

	Total Fiscal Year to Date Cumulative Distributions by Character				Percentage of Fiscal Year to Date Cumulative Distributions by Character
Emerging Market Debt Portfolio	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
BlackRock	$0.510547812	—	$0.020021483	$0.530569295	96%	0%	4%	100%
Institutional	$0.515710766	—	$0.009917515	$0.525628281	98%	0%	2%	100%
Investor A	$0.490946301	—	$0.010019312	$0.500965613	98%	0%	2%	100%
Investor C	$0.423047467	—	$0.010072559	$0.433120026	98%	0%	2%	100%

The Portfolio estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Portfolio is returned to the shareholder. A return of capital does not necessarily reflect the Portfolio’s investment performance and should not be confused with ‘yield’ or ‘income.’

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

54	BLACKROCK FUNDS II	DECEMBER 31, 2009

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Global SmallCap Fund	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Health Sciences Opportunities Portfolio	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Healthcare Fund	BlackRock Science & Technology Opportunities Portfolio
BlackRock Capital Appreciation Portfolio	BlackRock Index Equity Portfolio*	BlackRock Small Cap Core Equity Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Index Fund
BlackRock Focus Growth Fund	BlackRock International Value Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Focus Value Fund	BlackRock Large Cap Core Fund	BlackRock S&P 500 Index Fund
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Plus Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock Value Opportunities Fund
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio

Fixed Income Funds

BlackRock Bond Portfolio	BlackRock Income Builder Portfolio	BlackRock Short-Term Bond Fund
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Strategic Income Portfolio
BlackRock GNMA Portfolio	BlackRock Intermediate Government Bond Portfolio	BlackRock Total Return Fund
BlackRock Government Income Portfolio	BlackRock International Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock High Income Fund	BlackRock Long Duration Bond Portfolio	BlackRock World Income Fund
BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Income Portfolio	BlackRock Managed Income Portfolio

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Insured Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Intermediate Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS II	DECEMBER 31, 2009	55

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Portfolio unless accompanied or preceded by that Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

IBPEMDSIP-12/09-AR

Item 2	–	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3	–	Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Fred G. Weiss

Richard R. West

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4	–	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
Emerging Market Debt Portfolio	$38,400	$35,000	$0	$0	$6,100	$6,100	$1,028	$1,049
International Bond Portfolio	$33,000	$20,500	$0	$0	$6,100	$6,100	$1,049	$0
Strategic Income Portfolio	$27,000	$27,000	$0	$0	$6,100	$6,100	$1,028	$1,049

1	The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2	The nature of the services include tax compliance, tax advice and tax planning.
3	The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the

Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
Emerging Market Debt Portfolio	$414,628	$412,149
International Bond Portfolio	$414,628	$411,100
Strategic Income Portfolio	$414,628	$412,149

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

11(a)	–	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b)	–	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

12(a)(1)	–	Code of Ethics – See Item 2

12(a)(2)	–	Certifications – Attached hereto

12(a)(3)	–	Not Applicable

12(b)	–	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of BlackRock Funds II

Date: February 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of BlackRock Funds II

Date: February 23, 2010

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds II

Date: February 23, 2010